Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RECIPROCAL manufacturing agreement

This RECIPROCAL MANUFACTURING AGREEMENT (this “Agreement”) is entered into as of June 12, 2015 (the “Effective Date”), by and between R. J. Reynolds Tobacco Company, a North Carolina corporation (“RJRT”), and ITG Brands, LLC, a Texas limited liability company formerly known as Lignum-2, L.L.C. (“Imperial”).  RJRT and Imperial are sometimes referred to in this Agreement collectively as the “Parties” and each, individually, as a “Party”; depending on the capacity in which a Party is acting under this Agreement, it may also be referred to as a Manufacturer or a Customer, as the context requires.  Initially capitalized terms used throughout this Agreement have the meanings given to them in ARTICLE 1 below.

Background

A.        This Agreement is being entered into concurrently with the consummation of the transactions contemplated by that certain Asset Purchase Agreement, dated as of July 15, 2014 (as may be amended from time to time, the “APA”), by and among (1) RJRT’s ultimate parent company, Reynolds American Inc., a North Carolina corporation (“RAI”); (2) Imperial; and (3) Imperial’s ultimate parent company, Imperial Tobacco Group, PLC, a public limited company incorporated under the laws of England and Wales.

B.         As of the Effective Date, RAI, through a wholly-owned subsidiary, acquired Lorillard, Inc., a Delaware corporation (“Lorillard”), pursuant to the terms and conditions of the Merger Agreement (as defined in the APA).  Immediately prior to the closing of the transactions contemplated by the APA and the Merger Agreement, RJRT manufactured the RJRT Products at a facility in Tobaccoville, North Carolina (the “Tobaccoville Facility”), and Lorillard, through a wholly-owned subsidiary, manufactured the Lorillard Products at a facility in Greensboro, North Carolina (the “Greensboro Facility”).

C.         As of the Effective Date, pursuant to the APA:  (1) the rights to manufacture, distribute, market and sell the RJRT Products (but not ownership of the Tobaccoville Facility) have been transferred to Imperial, and (2) ownership of the Greensboro Facility (but not the rights to manufacture, distribute, market and sell the Lorillard Products) has been transferred to Imperial.  Consequently, RJRT has the facilities for, and expertise relating to, the manufacture of the RJRT Products, but Imperial has the right to manufacture, distribute, market and sell those Products, and Imperial has the facilities for, and expertise relating to, the manufacture of the Lorillard Products, but RJRT (as the successor to Lorillard’s subsidiary) has the right to manufacture, distribute, market and sell those Products.

D.         The Parties desire to enter into this Agreement to cover a transitional period during which, in addition to fulfilling their respective obligations under this Agreement, (1) Imperial will, directly or indirectly through one or more Affiliates, prepare to manufacture the RJRT Products on its own, without the need for the Tobaccoville Facility, and (2) RJRT will,

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

directly or indirectly through one or more Affiliates, prepare to manufacture the Lorillard Products on its own, without the need for the Greensboro Facility.

E.         Based on the foregoing, and subject to the terms and conditions of this Agreement, during the Term, RJRT is willing to manufacture the RJRT Products at the Tobaccoville Facility on behalf of Imperial, and Imperial is willing to manufacture the Lorillard Products at the Greensboro Facility on behalf of RJRT.

Agreement

NOW, THEREFORE, in consideration of the representations, warranties and covenants set forth in this Agreement, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1
defined terms

As used in this Agreement, the following terms will have the meanings assigned to them below:

“*****” means *****.

“*****” means *****.

“Accounting Firm” has the meaning set forth in Section 4.3(c).

“Actual Costs” has the meaning set forth in Section 4.3(a).

“Additional Tobacco Raw Materials” means ***** and ***** tobacco *****.

“Adjustment Notice” has the meaning set forth in Section 4.3(c).

“Affiliate” has the meaning given to such term in the APA.

“Agreement” has the meaning set forth in the Preamble.

“APA” has the meaning set forth in Background Paragraph A.

“*****” has the meaning set forth in *****.

“Certifications/Listings” has the meaning given to such term in the APA.

“*****” means *****.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Cold Storage” has the meaning set forth in Section 2.12.

“Confidential Information” means:  (a) information or data (whether of a technical or business nature), including that relating to research, development, know-how, inventions, Trade Secrets (including the Specifications and Sensitive Information), engineering, manufacturing, proposals and business plans, marketing plans and materials, sales, suppliers or customers, in each case, of, or in respect of, a Party or any of its Affiliates; (b) proprietary information or data of a Party or of a third Person with whom such Party has an obligation of confidence (including all such information owned by any Affiliate of such Party), whether created by a Party or its Affiliates individually or through the efforts contemplated by this Agreement; and (c) any other information, data or Intellectual Property, not publicly known, of a Party or of a third Person with whom such Party has an obligation of confidence (including all such information owned by any Affiliate of such Party); regardless of whether any of the foregoing set forth in clauses (a) - (c) above is observed or in oral, written, graphic or electronic form, and whether or not marked or otherwise identified as “confidential.”

“Contingency Equipment” means any equipment or machinery in the possession of a Manufacturer that, at the time of determination, is not used by the Manufacturer to manufacture any Products, and represents excess capacity or is otherwise reserved for contingency purposes.

“Corrective Statement Onserts” has the meaning set forth in Section 2.8(f).

“Cost Cap” has the meaning set forth in Section 4.3(d)(ii).

“Costs” means, without duplication, the costs and expenses incurred by a Manufacturer in connection with the manufacture and packaging of a Customer’s Products, including costs and expenses in the following categories:  (a) costs of direct labor and allocated costs of indirect labor (including hourly wages, overtime, standard bonuses and allocated non-retirement benefits); (b) costs of raw materials and product components, including Additional Tobacco Raw Materials and any Corrective Statement Onserts (but, in each case, only to the extent purchased or supplied by the Manufacturer ***** pursuant to Section 2.6) and the allocated costs to manage inventory levels; (c) the allocated costs of handling and storing raw materials and product components, including with respect to the Customer’s Tobacco Leaf (including its Initial Tobacco Leaf Inventory), in accordance with Section 2.6(c) or 2.6(d); (d) allocated utility costs, including electricity, gas, water, sewer, fire sprinkler charges, refuse collection, steam, heat, cooling and any other similar services exclusively serving the Tobaccoville Facility or Greensboro Facility, as applicable; (e) ***** and allocated costs for maintenance and repair of other facilities and equipment incurred in the ordinary course of business consistent with this Agreement; (f) allocated costs for waste and disposal of raw materials, product components and other items in a manner consistent with the Specifications, including *****; (g) allocated costs for complying with applicable Laws and regulations affecting the manufacture of the Products; (h) allocated costs of insurance maintained in accordance with Section 2.7(a); (i) allocated costs for handling regulatory matters in accordance with Section 2.8; (j) direct costs for quality control

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

measures taken in accordance with Sections 2.3(b) and 2.6(c); (k) allocated fees for obtaining and maintaining necessary Governmental Approvals to manufacture, package and transfer the Products; (l) depreciation and amortization expenses over the useful life of applicable facilities and equipment; (m) preparation and transportation of Contingency Equipment to the extent necessary to alleviate an event of Force Majeure; (n) allocated property taxes; (o) Transfer Taxes (but only to the extent paid by the Manufacturer pursuant to Section 9.1(a)); (p) federal and State excise taxes (if any) as set forth in Sections 9.1(b) and 9.1(c); (q) direct costs for preparing Products for loading and transfer; (r) allocated costs for the use of computers, other electronic equipment and software; (s) allocated overhead and administrative costs; (t) costs incurred in obtaining Certifications/Listings in any State that requires the Manufacturer rather than the Customer to obtain such Certifications/Listings in respect of the Customer’s Products; and (u) any amount equal to a write-off of raw materials or product components based on instructions of the Customer or for reasons directly attributable to the Customer. All Costs will be calculated on the basis of U.S. generally accepted accounting principles applied on a consistent basis with historical practices for each category of Costs.  All labor, administrative and overhead Costs, and other allocated Costs that are not directly and exclusively attributable to the manufacture of the Products, will be allocated on an equitable basis in accordance with the principles and methodologies set forth on Exhibits B-1 (with respect to the RJRT Products) and B-2 (with respect to the Lorillard Products).  Notwithstanding the foregoing, Costs will not include any of the following:  (i) costs incurred by the Manufacturer as the result of any breach of its representations, warranties or covenants in this Agreement, or *****; (ii) costs incurred by a Party in its capacity as a Customer, including for the purchase of Tobacco Leaf (including the Initial Tobacco Leaf Inventory purchased (by Imperial) or retained (by RJRT) pursuant to the APA or otherwise); (iii) costs for extraordinary or discretionary bonuses, equity-based or equity indexed compensation or other similar compensation; (iv) employee severance costs; (v) costs associated with pensions or other post-retirement benefits, including *****; (vi) costs not incurred in the ordinary course of business or not otherwise authorized by this Agreement; (vii) capital expenditures (except as provided in clause (l) above or as otherwise agreed in advance in writing by the Parties) and *****; (viii) interest expense and other carrying costs related to borrowed funds; (ix) costs or expenses subject to reimbursement to the Manufacturer by a Person other than its Customer; (x) costs or expenses payable to any Affiliate of the Manufacturer, unless on arms-length terms; (xi) any late fees, penalties or similar charges, except to the extent incurred as a result of the Customer’s actions or at the Customer’s request; (xii) legal fees related to regulatory compliance matters; (xiii) any tax levied or imposed (or measured by reference to) the net income of the Manufacturer; or (xiv) *****.

“Customer” means (a) with respect to the RJRT Products, Imperial, and (b) with respect to the Lorillard Products, RJRT.

“Damages” has the meaning set forth in Section 6.7(a).

“*****” means *****.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Direct Claim” has the meaning set forth in Section 6.7(e).

“Disclosing Party” has the meaning set forth in Section 7.1(b).

“Effective Date” has the meaning set forth in the Preamble.

“Force Majeure” means one or more of the events described in Section 9.6.

“Governmental Approval” means any permit, license, approval, qualification, consent or authorization issued by a Governmental Authority, including Certifications/Listings, but excluding substantial equivalence reports and associated documents filed pursuant to Section 905(j) of the Food, Drug and Cosmetic Act, as amended by the Family Smoking Prevention and Tobacco Control Act of 2009.

“Governmental Authority” has the meaning given to such term in the APA.

“Greensboro Facility” has the meaning set forth in Background Paragraph B.

“Indemnified Party” has the meaning set forth in Section 6.7(a).

“Indemnifying Party” has the meaning set forth in Section 6.7(a).

“Initial Term” has the meaning set forth in Section 8.1.

“Initial Tobacco Leaf Inventory” means (a) with respect to the RJRT Products, the RAI Leaf that was acquired by Imperial or its Affiliates on or about the Effective Date pursuant to the APA or otherwise, and (b) with respect to the Lorillard Products, the Lorillard Leaf that was retained by RJRT or its Affiliates on or about the Effective Date pursuant to the APA or otherwise; the relative amounts of RAI Leaf and Lorillard Leaf comprising the Initial Tobacco Leaf Inventory, as determined by the Parties in accordance with the APA, is set forth on Exhibit I.

“Intellectual Property” has the meaning given to such term in the APA.

“Imperial” has the meaning set forth in the Preamble.

“Imperial Migration Plan” means the plans and timelines for the Manufacturing Migration in respect of the RJRT Products as set forth on Exhibit F, which will be reasonably coordinated with the RJRT Migration Plan and be designed to minimize, to the extent reasonably possible, inefficiencies and excess capacities at the affected facilities.

“Law” means any law, statute, code, ordinance, rule, regulation or other requirement of any Governmental Authority.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Lorillard” has the meaning set forth in Background Paragraph B.

“Lorillard Leaf” has the meaning given to such term in the APA.

“Lorillard Products” means, collectively, those products relating to the brands and brand styles identified under the heading “Lorillard Products” on Exhibit A.

“Long-Term Forecast” has the meaning set forth in Section 3.1.

“Manufacturer” means (a) with respect to the RJRT Products, RJRT, and (b) with respect to the Lorillard Products, Imperial.

“Manufacturing Fee” has the meaning set forth in Section 4.1.

“Manufacturing Migration” has the meaning set forth in Section 2.11.

“Merger Agreement” has the meaning given to such term in the APA.

“Migration Machinery” means such agreed upon machinery and equipment (including agreed upon spare parts) used by a Manufacturer for the manufacturing or packaging of the Customer’s Products, which in connection with the Manufacturing Migration of such Products, is reasonably required for production at the Customer’s production facilities, and which (a) with respect to the RJRT Products, are set out in the Imperial Migration Plan, and (b) with respect to the Lorillard Products, are set out in the RJRT Migration Plan.

“NAAG” has the meaning given to such term in the APA.

“Non-Conforming Products” means Products that (a) do not fall within the control and rejection standards of the Specifications for such Products, in each case, as defined in Exhibit C-1 or C-2, as applicable, or (b) are otherwise manufactured, packaged, stored or packed in breach of the Manufacturer’s representations, warranties or obligations in this Agreement (provided that, for purposes of this definition, matters concerning conformance or compliance with the Specifications are exclusively addressed in clause (a) hereof).

“Objection Period” has the meaning set forth in Section 4.3(c).

“Order” means Order #51 – Remand, Consent Order Implementing the Corrective Statements Remedy under Order #1015 and Order #34 – Remand, issued in the case styled as United States v. Philip Morris USA Inc., 449 F. Supp. 2d 1, 938-41 (D.D.C. 2006), aff’d in part & vacated in part, 566 F.3d 1095 (D.C. Cir. 2009) (per curiam), cert. denied, 561 U.S. __, 130 S. Ct. 3501 (2010), and/or any subsequent order(s) modifying RJRT’s or Imperial’s obligations thereunder.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Packaging” means containment materials of Products (including containment materials that provide enclosure features of Products) for the purpose of distribution and sale to end consumers (including materials for packages, cartons and cases, as applicable and as the case may be), and including component materials referred to as paper, paper-board, foil, formed metal, molded plastic, closures, labels, films, tear tapes, optional pack inserts and onserts (including any Corrective Statement Onserts), including all graphics, holographics and printed matter on such materials.

“Party” or “Parties” has the meaning set forth in the Preamble.

“Person” has the meaning given to such term in the APA.

“Product” or “Products” means any one or more of the RJRT Products or the Lorillard Products, as the context requires.

“Purchase Order” means a purchase order containing the information specified in Section 3.2(a), as well as the following information about an order for Products in accordance with this Agreement:  (a) identity of Products ordered (by SKU); (b) quantity of Products ordered; (c) delivery instructions and required delivery date(s) for the Products; (d) shipping/transfer instructions; (e) consignee identification, if any; (f) contact personnel; (g) marking requirements for packing; (h) matters including “bill to” and “sold to”; and (i) such other requirements or information as the Customer or the Manufacturer may reasonably specify or require.

“RAI” has the meaning set forth in Background Paragraph A.

“RAI Leaf” has the meaning given to such term in the APA.

“Recall” has the meaning set forth in Section 2.8(e).

“Receiving Party” has the meaning set forth in Section 7.1(b).

“Recon” means reconstituted tobacco sheets used as a raw material for manufacturing the applicable Product and meeting the Specifications for that Product.

“Recon Supply Agreement” means that certain Supply Agreement for Reconstituted Tobacco, dated on or about the Effective Date, between RJRT, as the supplier, and Imperial, as the customer.

“Renewal Term” has the meaning set forth in Section 8.1.

“RJRT” has the meaning set forth in the Preamble.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“RJRT Migration Plan” means the plans and timelines for the Manufacturing Migration in respect of the Lorillard Products as set forth on Exhibit F, which will be reasonably coordinated with the Imperial Migration Plan and be designed to minimize, to the extent reasonably possible, inefficiencies and excess capacities at the affected facilities.

“RJRT Products” means, collectively, those products relating to the brands and brand styles identified under the heading “RJRT Products” on Exhibit A.

“Sensitive Information” has the meaning set forth in Section 4.3(a).

“Short-Term Forecast” has the meaning set forth in Section 3.2.

“Specifications” means (a) with respect to the RJRT Products, the specifications and standards used by RJRT to manufacture the RJRT Products at the Tobaccoville Facility immediately prior to the Effective Date, including information submitted by RJRT to the U.S. Food and Drug Administration and information with respect to the Packaging of the RJRT Products, and (b) with respect to the Lorillard Products, the specifications and standards used by Lorillard Tobacco Company, a subsidiary of Lorillard, to manufacture the Lorillard Products at the Greensboro Facility immediately prior to the Effective Date, including information submitted by Lorillard to the U.S. Food and Drug Administration and information with respect to the Packaging of the Lorillard Products; in each case, including information, specifications and standards for any of the following:  (i) ingredients; (ii) compositions or materials; (iii) formulations; (iv) recipes; (v) process conditions; (vi) physical properties, including weight; (vii) chemical properties, including shelf life; (viii) appearance, including size, shape and color; (ix) quality standards or indices; (x) graphics or indicia; (xi) Packaging materials and requirements; (xii) packing processes and materials for transfer; (xiii) storage requirements and guidelines; and (xiv) tolerances relating to any of the foregoing, all as may be amended from time to time by written agreement between the Parties.

“Standard Costs” means (a) with respect to the RJRT Products, the estimated Costs for each such Product as set forth on Exhibit B-1, and (b) with respect to the Lorillard Products, the estimated Costs for each such Product as set forth on Exhibit B-2; in each case (i) adjusted to account for the manner in which Tobacco Leaf is acquired by or on behalf of each Customer pursuant to Section 2.6(b), and (ii) subject to adjustment pursuant to Section 4.2(b).

“States” has the meaning given to such term in the APA.

“State Settlements” has the meaning given to such term in the APA.

“Supplemental Order” means the order expected to be issued by the United States District Court for the District of Columbia in the case styled as United States v. Philip Morris USA Inc., 449 F. Supp. 2d 1, 938-41 (D.D.C. 2006), aff’d in part & vacated in part, 566 F.3d 1095 (D.C. Cir. 2009) (per curiam), cert. denied, 561 U.S. __, 130 S. Ct. 3501 (2010), subjecting

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Imperial to the jurisdiction of such Court and setting forth the requirements (expected to be substantially similar to those set forth in the Order), and incorporating certain provisions of the Order that Imperial must meet with respect to the RJRT Products, and/or any subsequent order(s) modifying Imperial’s obligations thereunder.

“Term” has the meaning set forth in Section 8.1.

“Third Party Claim” has the meaning set forth in Section 6.7(b).

“Tobacco Leaf” means tobacco leaf (and resulting tobacco by-products), *****, virgin tobacco stems and virgin tobacco scrap, in each case, used as raw materials for manufacturing the applicable Product and meeting the Specifications for that Product, excluding any Additional Tobacco Raw Materials.

“*****” has the meaning set forth in *****.

“Tobaccoville Facility” has the meaning set forth in Background Paragraph B.

“Trademark Agreement” means that certain Retained Trademarks and Retained UPC Codes Agreement, dated on or about the Effective Date, between RJRT and Lorillard Licensing Company, LLC, as the licensors, and Imperial, as the licensee.

“Trade Secret” means information and data, including Specifications and Sensitive Information, that:  (a) derive independent economic value, actual or potential, from not being generally known to the public or other Persons who can obtain economic value from their disclosure and use, and (b) are the subject of efforts that are reasonable under the circumstances to maintain their secrecy.

“Transfer Taxes” has the meaning set forth in Section 9.1(a).

“True-Up Statement” has the meaning set forth in Section 4.3(a).

ARTICLE 2
MANUFACTURING AND RELATED responsibilities

2.1         Reciprocal Appointments.  Imperial hereby appoints RJRT as Imperial’s exclusive manufacturer of Imperial’s requirements for the RJRT Products for sale in the States, and RJRT hereby appoints Imperial as RJRT’s exclusive manufacturer of RJRT’s requirements for the Lorillard Products for sale in the States; provided that either such Customer may manufacture its own requirements (or any portion thereof) of its Products while implementing its Manufacturing Migration in accordance with Section 2.11.  RJRT will not be required to manufacture any product for Imperial other than the RJRT Products, and Imperial will not be required to manufacture any product for RJRT other than the Lorillard Products.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2         Manufacturing Facilities; Workforce; Inspections.

(a)         During the Term, (i) RJRT agrees to manufacture the RJRT Products exclusively at the Tobaccoville Facility in accordance with the Specifications, and (ii) Imperial agrees to manufacture the Lorillard Products exclusively at the Greensboro Facility in accordance with the Specifications.  Subject to Sections 2.3(e) and 2.11(b), (A) RJRT agrees to maintain the Tobaccoville Facility and all equipment used or useful in the manufacture of the RJRT Products (and all components thereof) in good, clean, safe and hygienic condition and repair (subject only to normal wear and tear), and (B) Imperial agrees to maintain the Greensboro Facility and all equipment used or useful in the manufacture of the Lorillard Products (and all components thereof) in good, clean, safe and hygienic condition and repair (subject only to normal wear and tear).  Subject to Sections 2.3(e) and 2.11(b), each Manufacturer agrees to maintain production capacity at the Tobaccoville Facility or Greensboro Facility, as applicable, to manufacture the applicable Products in the volumes projected in the most-recently provided Short-Term Forecast for such Products, subject to the limitations set forth in Section 3.2(a).

(b)         During the Term, each Manufacturer agrees to employ a sufficient workforce with the requisite ability, experience, expertise and licensure to manufacture the Products in accordance with the Specifications and other requirements of this Agreement.

(c)         Representatives of each Customer may, upon reasonable notice and at times and frequencies reasonably acceptable to the applicable Manufacturer, visit and inspect the Tobaccoville Facility or Greensboro Facility, as the case may be, where the Products are being manufactured, packaged and stored.  Each Customer will bear its own expenses with regard to any such visits, unless otherwise agreed in writing by the Parties.  If requested by any Customer, the relevant Manufacturer will cause appropriate individuals working on the activities relating to this Agreement to be available for meetings during any such visit and inspection.  The visitation and inspection rights covered by this Section 2.2(c) include the right to inspect all inventory of the Products, the manufacturing, packaging and storage facilities and processes relating to the manufacture, packaging and storage of the Products (including quality control measures) and the machinery, equipment and materials used in all such processes (including the storage and handling of the Customer’s Initial Tobacco Leaf Inventory or subsequently procured Tobacco Leaf or Additional Tobacco Raw Materials).  Each Customer will be responsible for ensuring that its representatives abide by all of the Manufacturer’s standard rules and procedures with regard to safety, regulatory compliance, security, personnel matters, confidentiality, computer use and computer network use while at the Manufacturer’s facilities.  In addition, each Customer will be responsible for ensuring that its representatives refrain from actions and conduct that materially interfere with the Manufacturer’s business and operations, and will instruct such representatives not to conduct unauthorized activities at the Manufacturer’s facilities or otherwise.  Notwithstanding the foregoing, however, if a Manufacturer is then in breach of any of its representations, warranties or covenants in this Agreement (or the Customer has a reasonable basis to assert any such breach), then the Customer may visit and inspect the

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Manufacturer’s facility on 24 hours’ notice and, in the event of such breach, the costs and expenses of such visit and inspection will be the responsibility of the Manufacturer.

2.3         Specifications.

(a)         Each Customer agrees to provide to its Manufacturer, on the Effective Date, a full set of the Specifications required to manufacture and package such Customer’s Products in accordance with this Agreement.  The control and rejection standards for the Specifications are defined in Exhibits C-1 (for the RJRT Products) and C-2 (for the Lorillard Products).

(b)         During the Term, the Manufacturer will use the same quality control measures as were used in connection with the manufacture of the Products immediately before the Effective Date or, subject to the approval of the Customer, which approval may not be unreasonably withheld or delayed, such other quality control standards as the Manufacturer may elect to apply consistent with the quality control standards the Manufacturer uses for cigarette brands that it manufactures for its own account.

(c)         If a Customer desires to modify the Specifications for one or more of its Products, then such Customer will inform the Manufacturer in writing of such desired modifications.  The Manufacturer will implement such modifications to the extent they relate to Corrective Statement Onserts as required by, and in accordance with, Section 2.8(f), and will reasonably cooperate with all other such desired modifications; provided that the Manufacturer will not be required to make any such other modifications (i) if, in the good faith judgment of the Manufacturer, such modifications would unreasonably interfere with the manufacture of its own products, including *****, (ii) that require capital expenditures or other costs that would not be fully reimbursed by the Customer to the reasonable satisfaction of the Manufacturer, or (iii) if a Governmental Approval is required for such modifications, if such Governmental Approval has not yet been obtained.  If a Manufacturer does not intend to implement any change to its Customer’s Specifications, it will notify its Customer in writing, citing the reason or reasons for such intention, as soon as practicable after the Customer’s request to change its Specifications and, in any event, within ten business days of such request.

(d)         A Manufacturer may not modify the Specifications for any of its Customer’s Products without the prior written consent of that Customer; provided that:  (i) the Manufacturer may *****, (ii) the Manufacturer must (A) follow its Customer’s instructions in accordance with Section 6.6 with respect to the rotation and use of relevant Surgeon General warning labels, and (B) affix Corrective Statement Onserts and include them in the Packaging for the Customer’s Products to the extent required by, and in accordance with, Section 2.8(f); and (iii) the Parties may agree from time to time on other routine manufacturing activities.  None of the actions taken, or agreed to, by a Manufacturer pursuant to this Section 2.3(d) will constitute an unauthorized modification of the Customer’s Specifications.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)         The Parties acknowledge that, in order for a Manufacturer to meet its obligations under this Agreement, the Manufacturer will, from time to time, carry out customary maintenance activities on the Tobaccoville Facility and its equipment or Greensboro Facility and its equipment, as applicable, to ensure that manufactured Products and the manufacturing process in respect thereof continue to conform to their Specifications.  The Manufacturer agrees to schedule such maintenance activities in a manner that does not unreasonably disrupt manufacturing or delivery schedules.

(f)         The Parties will cooperate with one another (and relevant third Persons) to ensure that each Party is provided with relevant information regarding the physical and chemical properties (including toxicological information) of raw materials, equipment, manufacturing processes and conditions and other processes that a Manufacturer may employ when producing Products.  If requested by a Customer, the Manufacturer will provide samples of Products or raw materials, at the times and in the amounts reasonably requested, to the Customer or its designee for testing and evaluation against the Specifications, whether in connection with a Manufacturing Migration or otherwise.

2.4         Intentionally Omitted.

2.5         Packaging.  Each Customer will be responsible for ensuring that the Specifications for the Packaging used on its Products are such that the Packaging bears markings as required by applicable Laws and Governmental Approvals.

2.6         Raw Materials; Tobacco Leaf; *****; Inventory.

(a)         Subject to Section 2.6(b), and unless otherwise agreed in writing between a Manufacturer and its Customer, the Manufacturer will purchase and be responsible for supplying the raw materials and product components that are to be used by it in manufacturing and packaging the Customer’s Products in accordance with the Specifications, including any Additional Tobacco Raw Materials.

(b)         Notwithstanding anything to the contrary in Section 2.6(a), and unless otherwise agreed in writing between a Manufacturer and its Customer, the procurement of Tobacco Leaf and ***** to be used in the manufacture of the Products will be handled as follows:

(i)         Each Customer will be responsible for procuring the Tobacco Leaf to be used in the manufacture of its Products, which will initially be comprised of that Customer’s Initial Tobacco Leaf Inventory and thereafter be procured by such Customer in accordance with this Section 2.6(b); provided that, *****.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)        Imperial will acquire Recon for the RJRT Products from RJRT subject to the terms and conditions set forth in, and during the term of, the Recon Supply Agreement.

(iii)       Each Customer agrees to acquire Tobacco Leaf (other than *****) required for the production of its Products (and, with respect to Imperial, its requirements for Tobacco Leaf for the Maverick tobacco cigarette brand) pursuant to *****, as more specifically described on Exhibit I.  Except as provided in Exhibit I, RJRT agrees to provide the Tobacco Leaf to be acquired by Imperial under the ***** as it is delivered, *****.

(iv)       *****.

(v)        Imperial will acquire ***** to be used in the manufacture of the Lorillard Products for RJRT from *****.

Throughout the Term, the Customer will retain exclusive title to any raw materials or product components that it procures and provides to the Manufacturer for the manufacture of such Customer’s Products, including all Tobacco Leaf procured by such Customer (including its Initial Tobacco Leaf Inventory), and at no time will title thereto transfer to the Manufacturer even though the Manufacturer will possess or control such materials at its facilities and will be responsible for insuring such materials in accordance with Section 2.7(a) and have the risk of loss with respect to such materials in accordance with Section 5.2.  In addition, in the event that a Customer procures any raw materials or product components (in addition to its Tobacco Leaf) necessary for the manufacture of its Products by the Manufacturer, the Manufacturer and the Customer will cooperate in good faith to equitably adjust the Standard Costs for the Products into which those raw materials or product components are incorporated for the purpose of the Manufacturer’s relevant invoice or invoices prepared pursuant to Section 4.2.  Subject to the foregoing, and unless otherwise agreed in writing between the Manufacturer and the Customer, the Manufacturer will be solely responsible for purchasing, receiving, storing, maintaining, using and disposing of all raw materials and product components, in each case, in accordance with the Specifications or, if not addressed by the Specifications, as set forth in this Agreement or as otherwise reasonably instructed by the Customer.

(c)         Unless the Parties otherwise agree in writing, they will cause (i) the Tobacco Leaf to be used for production of the RJRT Products at the Tobaccoville Facility to be delivered to RJRT’s storage facility located in *****, and (ii) the Tobacco Leaf to be used for production of the Lorillard Products at the Greensboro Facility to be delivered to Imperial’s storage facility located in *****, in each case, including any Tobacco Leaf procured pursuant to *****.  The applicable Customer will be solely responsible for re-ticketing and/or relabeling the Tobacco Leaf to be used for the manufacture of its Products in accordance with its own standards and practices.  Each Manufacturer will cause the Tobacco Leaf received at its storage facility to be received, cared for and stored in accordance with the Specifications and, if not addressed in the Specifications, then in accordance with the same standards used to receive, care for and store

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

its own raw materials and product components and, in any event, in a commercially reasonable manner, including with respect to security, fumigation, infestation and environmental controls.  The Manufacturer will remove its Customer’s Tobacco Leaf from the storage facility on an as-needed basis for the manufacture of the Customer’s Products.  Once received at the manufacturing facility, the Manufacturer will inspect raw materials and product components to be used in manufacturing its Customer’s Products (*****) using the same inspection measures that were used in connection with the manufacture of the Products immediately before the Effective Date or such other inspection measures as are mutually agreed upon by the Manufacturer and its Customer.  The Manufacturer will promptly notify the Customer in the event that the Manufacturer’s inspections of raw materials or product components (including Tobacco Leaf) identify any quality or quantity issues and, if necessary, implement the procedures set forth in Section 2.6(f) and otherwise, to the extent practicable, consult with the Customer in addressing those issues with the supplier.  Each Customer will be solely responsible for all in-bound transfer, handling and logistics expenses associated with its Tobacco Leaf stored in accordance with this Section 2.6(c), including any such expenses associated with transporting such Tobacco Leaf from storage facilities to manufacturing facilities.

(d)         Subject to Section 2.6(c), the Manufacturer agrees to receive, care for and store all raw materials and product components, including its Customer’s Tobacco Leaf (including its Initial Tobacco Leaf Inventory) and any other raw materials or product components procured by such Customer for use in the manufacture of its Products by the Manufacturer, in accordance with the Specifications and, if not addressed in the Specifications, then in accordance with the same standards used to receive, care for and store its own raw materials and product components and, in any event, in a commercially reasonable manner, including with respect to security, fumigation, infestation and environmental controls.

(e)         Each Manufacturer will (i) maintain a sufficient supply of raw materials and product components to meet each Customer’s Short-Term Forecast in a timely manner (but will not be responsible for the level of supply of any such raw materials or product components that the Customer sources directly pursuant to Section 2.6(a) or 2.6(b)), and (ii) use commercially reasonable efforts to avoid holding raw materials or product components materially in excess of the levels called for by such Short-Term Forecast; provided that the foregoing requirements will not apply to Tobacco Leaf procured by a Customer for use in the manufacture of its Products by the Manufacturer (including the Customer’s Initial Tobacco Leaf Inventory), it being understood that if such Customer’s Initial Tobacco Leaf Inventory is insufficient to complete production of the applicable Products during the entire Term, that Customer will procure additional Tobacco Leaf meeting the Specifications for such Products and in accordance with Section 2.6(a) or 2.6(b).  Each Manufacturer will track its Customer’s inventory of Tobacco Leaf and monitor the infestation levels thereof in accordance with the principles and methodologies (including with respect to acceptable waste) set forth on Exhibit J, and will furnish its Customer the following reports, each prepared in accordance with such principles and methodologies:  (A) a monthly inventory tracking report, which may be provided

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with each invoice submitted in accordance with Section 4.2(a), and (B) from May 1 through October 31 of each year, a weekly inventory infestation report.  Each Customer and its Manufacturer will communicate to ensure that the Manufacturer has enough inventory and that both Parties have accurate information regarding inventory levels and requirements.

(f)         *****.

(g)         *****.

2.7         Insurance.

(a)         Each Manufacturer will maintain throughout the Term with financially sound and reputable carriers insurance in such amounts and against such risks (including loss or damage by fire and loss in transit; theft, burglary, larceny and other criminal activities; business interruption; and general liability) and such other hazards as is customarily maintained by companies engaged in the same or similar businesses operating in the States.  Each Manufacturer will cause its Customer to be named as a loss payee, as its interests appear, on all such insurance policies covering personal property.  Upon request, each Manufacturer will furnish to its Customer (i) a certificate of insurance evidencing such insurance coverage and the Customer’s designation as such a loss payee, and (ii) such other information in reasonable detail as to the insurance so maintained.  In addition to, and without limiting the generality of, the foregoing, each Manufacturer will have the risk of loss with respect to and (A) will insure its Customer’s Tobacco Leaf (including its Initial Tobacco Leaf Inventory) in such Manufacturer’s possession or control at its facilities (including its storage facilities used in accordance with Section 2.6(c) or 2.12) as it customarily maintains on its own raw materials inventory, and (B) except as set forth in Section 2.11(d), will insure the Migration Machinery in such Manufacturer’s possession or control, regardless of the actual ownership of such machinery.

(b)         Subject to Section 2.11(d), in case of any damage to or destruction of a Customer’s property (including a Customer’s Tobacco Leaf and the Migration Machinery) while it is in the possession or control of a Manufacturer, due to an event of Force Majeure or otherwise, (i) the Manufacturer will provide prompt written notice thereof to the Customer describing generally the nature and extent of such damage or destruction; (ii) the Manufacturer will then promptly commence, or cause to be commenced and, to the extent feasible under the circumstances, complete, or cause to be completed, repair or replacement (as applicable) of the Customer’s property to a condition and character thereof substantially equivalent to that existing immediately prior to such damage or destruction (it being understood that if it is not feasible to complete such repair or replacement, the Customer will be entitled to Damages for the value of the applicable property); and (iii) in connection with such repair or replacement of the Customer’s property, the Manufacturer will promptly make any applicable claims against insurance and use the net proceeds from any such insurance recoveries towards such repair or replacement.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.8         Cooperation on Regulatory Matters; Governmental Approvals.

(a)         Each Party agrees to cooperate with any reasonable requests for assistance from the other Party with respect to (i) obtaining and maintaining any and all Governmental Approvals (including taking the actions described on Exhibit E), (ii) responding to requests for information from any and all Governmental Authorities, and (iii) complying with any and all applicable Laws required in connection with the relevant Product or this Agreement, including at each such Party’s own cost, the following:  (A) making its employees, consultants and other staff available upon reasonable notice during normal business hours to attend meetings with Governmental Authorities concerning the manufacturing process, equipment and machinery, raw materials and product components and Products; and (B) disclosing and making available to the other Party, in whatever form such Party may reasonably request, all information relating to the relevant Product, in each case, as is reasonably necessary or desirable to prepare, file, obtain and maintain any such Governmental Approval of the Product in the States.  In addition, each Party agrees to use its commercially reasonable efforts to obtain at the earliest practicable date all Governmental Approvals required, but not yet obtained, for such Party to provide and transfer any ***** to the other Party.

(b)         Each Manufacturer agrees, to the extent that any State requires the Manufacturer rather than the Customer to obtain a Certification/Listing in the State, to obtain and maintain such Certification/Listing during the Term, including taking any actions in connection therewith as set forth in the APA.

(c)         Each Manufacturer will promptly notify its Customer in writing of, and will provide such Customer with copies of, any correspondence and other documentation received by the Manufacturer from a third Person in connection with any of the following events:  (i) any inspection or audit of such Manufacturer’s facility by or on behalf of any Governmental Authority; (ii) receipt of a communication (oral or written), regulatory letter, warning, inquiry, request for information or similar item from or on behalf of any Governmental Authority in connection with, or related to, the Customer’s Products, any such inspection or audit of the manufacture of the Customer’s Products or any other activity conducted as part of the manufacturing process for such Products; (iii) receipt of any regulatory comments relating to the manufacture of the Customer’s Products requiring a response or action by any Party or notice of any safety or toxicity issue regarding the Customer’s Products; or (iv) test results that indicate that any of the Customer’s Products may be Non-Conforming Products.

(d)         Each Manufacturer will (i) notify its Customer (by telephone and in writing) of any notice that the Manufacturer receives, or any knowledge that the Manufacturer otherwise acquires, of an event or complaint that asserts any material environmental or human health and safety concerns or risks (excluding inherent risks associated with the Products themselves) in respect of the Customer’s Products no later than the second business day following the Manufacturer’s receipt of such notice or its acquisition of such knowledge, as the case may be, and (ii) provide its Customer with copies of any written materials received in

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

connection with or as part of any such report not later than the second business day following the Manufacturer’s receipt thereof.

(e)         Each Party will promptly notify the other Party in writing if such first Party reasonably believes that a recall, field alert, Product withdrawal or field correction (each, a “Recall”) of a Customer’s Product (or any of its components) may be necessary or advisable.  With respect to implementing any Recall, or otherwise dealing with any Recall in any respect, the Customer will make all contacts with the applicable Governmental Authorities and will be responsible for coordinating, managing and controlling all of the necessary activities in connection with any such Recall; provided that the Manufacturer may take any action it deems reasonably necessary in order to comply with applicable Law.  The Manufacturer will cooperate with any reasonable requests for assistance from its Customer with respect to considering or implementing a Recall, including retaining, and not releasing for sale to consumers, any affected Products (or product components) that are still in the Manufacturer’s possession or control.  The Manufacturer will not, and will ensure that its Affiliates do not, issue any press release or make any public statement regarding any Recall in respect of its Customer’s Products (or product components) without the prior written consent of that Customer.  The Customer will review and investigate with the Manufacturer the relevant facts underlying any issues related to the Manufacturer that may result in a Recall prior to implementing it (to the extent reasonably practicable).  The Customer will bear the costs and expenses of each Recall, unless the Manufacturer is obligated to indemnify the Customer for such costs and expenses pursuant to Section 6.7, in which case, in addition to and not in limitation of, any rights the Customer may have under this Agreement (including Section 6.7) or applicable Laws:  (i) the Customer will continue to manage, coordinate and control the Recall and any and all of the necessary activities in connection with such Recall; and (ii) the Manufacturer will promptly reimburse the Customer for any and all documented costs reasonably incurred by the Customer with respect to such Recall, including associated retrieval of Product, returns of Product, destruction of Product, replacement of Product, and fees and penalties owed to third Persons (but excluding personnel and overhead costs incurred by the Customer internally).

(f)         The Parties acknowledge that, during the Term, RJRT may become subject to the Order and Imperial may become subject to the Supplemental Order, in each case, once such Order or Supplemental Order has become final and non-appealable (or RJRT and Imperial (if applicable), with respect to the Order, or Imperial, with respect to the Supplemental Order, withdraws or otherwise fails to pursue any such appeal).  The Parties further acknowledge that the Order currently requires, and the Supplemental Order is expected to require, each of the Products to be packaged and distributed during specific time periods with onserts that provide certain “corrective statements” and otherwise comply with the Order or the Supplemental Order, as applicable (collectively, the “Corrective Statement Onserts”).  If, during the Term, RJRT becomes subject to the Order as it relates to Corrective Statement Onserts, then Imperial (as RJRT’s Manufacturer of the Lorillard Products) agrees to (i) affix the Corrective Statement Onserts and include them in the Packaging for the Lorillard Products in accordance with the

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Order (provided that Imperial will be permitted to affix such compliant Corrective Statement Onserts using its own equipment and machinery), and (ii) otherwise cooperate with any reasonable request from RJRT in connection with Packaging the Lorillard Products in a manner to comply with the Order as it relates to Corrective Statement Onserts.  Similarly, if, during the Term, Imperial becomes subject to the Supplemental Order and/or the Order, as modified by the Supplemental Order as either relates to Corrective Statement Onserts, then RJRT (as Imperial’s Manufacturer of the RJRT Products) agrees to (A) affix the Corrective Statement Onserts and include them in the Packaging for the RJRT Products, all in accordance with the Supplemental Order and/or the Order, as modified by the Supplemental Order (provided that RJRT will be permitted to affix such compliant Corrective Statement Onserts using its own equipment and machinery), and (B) otherwise cooperate with any reasonable request from Imperial in connection with Packaging the RJRT Products in a manner to comply with the Supplemental Order and/or the Order, as modified by the Supplemental Order as either relates to Corrective Statement Onserts.

2.9         Limited License for Intellectual Property.  Each Customer hereby grants (or will cause its Affiliates holding any applicable Intellectual Property to grant) to its Manufacturer a fully paid-up, non-exclusive, non-transferrable, non-sublicensable license to use such of the Customer’s (or its Affiliate’s) Intellectual Property in respect of the Products solely as is necessary to enable the Manufacturer to perform its obligations under this Agreement with respect to the manufacture and packaging of the Products on behalf of the Customer.  Each Manufacturer will treat, use and apply that Intellectual Property in respect of the Products only in strict compliance with any limitations, restrictions and instructions that may be prescribed in writing to the Manufacturer by the Customer, through the Specifications or otherwise.  The Manufacturer is not entitled to use the Intellectual Property in respect of the Products in any other manner without the prior written consent of the Customer.  The Parties acknowledge and agree that any Intellectual Property relating exclusively to each Customer’s Products which arises from the manufacture of such Customer’s Products, or the performance of any other obligations in relation to such manufacture, under this Agreement or otherwise, will vest in the respective Customer (or any of its designated Affiliates).  Each Party acknowledges and agrees that if and to the extent that any Intellectual Property relating exclusively to a Customer’s Product unintentionally vests in the Manufacturer (or any of its Affiliates), the Manufacturer will, and will cause any such Affiliates to, at no cost to the Customer, transfer the full, right, title and interest in such Intellectual Property to the Customer (or its Affiliates).

2.10       Project Teams.  Promptly after the Effective Date, each Party will designate a project team of its primary contact individuals for purposes of this Agreement, each of which must include representatives reasonably acceptable to the other Party and which may include different team members when the Party is acting as a Customer and when it is acting as a Manufacturer.  Each Party will be entitled to change the members of its project team, and will notify the other Party of any such changes.  Each Party’s project team will serve as the primary point of contact between the Parties for purposes of the transactions covered by this Agreement,

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and will be primarily responsible for facilitating the flow of information and otherwise promoting communication, coordination and collaboration between the Parties.  The project teams will conduct regular telephone, video conference or in-person meetings as deemed necessary or appropriate to exchange information regarding the transactions covered by this Agreement, and at a minimum, the project teams will conduct monthly meetings to discuss general operations under this Agreement, including matters concerning the Products, the status of each Customer’s Manufacturing Migration, Long-Term Forecasts, Short-Term Forecasts, inventory levels (including the levels of applicable Tobacco Leaf and Additional Tobacco Raw Materials), materials sourcing, quality control, mitigation of Costs and any disputes or controversies affecting a Party’s rights or obligations under this Agreement.  All disputes and controversies, or other issues, identified by the project teams during any such meetings will be promptly evaluated, addressed and remedied as soon as commercially reasonable.

2.11       Transition to Customer Manufacturing.

(a)         The Parties acknowledge that the arrangements contemplated by this Agreement are intended to be temporary in nature and, subject to ARTICLE 8, last (i) with respect to the appointment of RJRT as the manufacturer of Imperial’s requirements for the RJRT Products, for such time as anticipated in the Imperial Migration Plan, or if later, until such time as Imperial, in its reasonable judgment, has determined that it is prepared and capable of manufacturing (or having manufactured) the RJRT Products on its own, and (ii) with respect to the appointment of Imperial as the manufacturer of RJRT’s requirements for the Lorillard Products, for such time as anticipated in the RJRT Migration Plan, or if later, until such time as RJRT, in its reasonable judgment, has determined that it is prepared and capable of manufacturing (or having manufactured) the Lorillard Products on its own (each, a “Manufacturing Migration”).  Each Customer will use its commercially reasonable efforts to effect a Manufacturing Migration, and each Manufacturer agrees to reasonably cooperate with its Customer to facilitate such Customer’s Manufacturing Migration, in each case, in accordance with the RJRT Migration Plan or the Imperial Migration Plan, as the case may be, unless otherwise agreed in writing between the Parties.

(b)         Each Manufacturer agrees to maintain the Migration Machinery (and all components thereof) in its possession or control in good, clean, safe and hygienic condition and repair in the ordinary course of business (subject only to normal wear and tear); provided that, if a Manufacturer reasonably expects to incur maintenance or repair costs in excess of ***** with respect to any particular maintenance event (or during any period of 30 consecutive days), then (i) the Manufacturer will promptly notify its Customer thereof, including a reasonably-detailed description of the required maintenance and repairs, and (ii) within ten days after receipt of any such notice, the Customer may instruct the Manufacturer not to undertake all or any of the subject maintenance or repairs, but if the Customer fails to timely respond with any such instructions, then the Customer will be deemed to have approved such maintenance and repairs, as described in the Manufacturer’s notice.  Notwithstanding anything to the contrary in this

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement, if a Customer instructs its Manufacturer not to undertake maintenance or repairs pursuant to this Section 2.11(b) and, as a result, the subject Migration Machinery fails to produce Product in accordance with this Agreement, then the Customer assumes the risk thereof and the Manufacturer will not be liable therefor.

(c)         In connection with a Manufacturing Migration, the Manufacturer will, on the reasonable request of the Customer, allow for the reasonable use of the Manufacturer’s Migration Machinery, and provide reasonable manufacturing assistance, for purposes of ensuring, to the reasonable satisfaction of the Customer, that its products are identical to the Customer Products as produced by the Manufacturer.

(d)         In addition to the indemnification provisions set forth in Section 6.7 (but subject to the limitations set forth therein), each Customer agrees to indemnify, defend and hold harmless its Manufacturer’s Indemnified Parties from and against any and all Damages that any such Indemnified Party may suffer in connection with, or arising out of, the activities of the Customer, the Customer’s Affiliates or any of its or their respective officers, directors, employees, representatives, agents or contractors conducted on the premises of the Manufacturer or any of its Affiliates in connection with the Manufacturing Migration, including with respect to the removal of any of the Migration Machinery, except to the extent such Damages are caused by a Manufacturer Indemnified Party.  Prior to entering the premises of the Manufacturer or any of its Affiliates, the Customer will provide the Manufacturer with a certificate of insurance, naming the Manufacturer or the applicable Affiliate as an additional insured and evidencing commercial general liability insurance coverage for any Person that will enter the premises of the Manufacturer or any of its Affiliates in order to remove any of the Migration Machinery on behalf of the Customer, which insurance coverage must be reasonably acceptable to the Manufacturer.  The risk of loss with respect to each item of Migration Machinery will pass to the Customer when it commences the removal process thereof from the premises of its Manufacturer or any of its Affiliates.

(e)         *****.

(f)         In connection with a Manufacturing Migration, and on the request of one Party to the other, the Parties agree to negotiate in good faith with respect to the supply of any excess non-Tobacco Leaf components by one Party to the other (including paper and wrapping materials, *****, and Packaging materials), in order to help ensure the successful manufacture of the applicable Products by the Customer immediately following such Manufacturing Migration, with minimal disruptions and in accordance with the Specifications.  Any such supply agreement will provide for a price equal to ***** and include other customary terms and conditions.

(g)         *****.

(h)         Each Customer will use its commercially reasonable efforts, but will not be required, to achieve a Manufacturing Migration as soon as practicable after the Effective Date

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and, in any event, will endeavor to achieve a Manufacturing Migration before the expiration of the Initial Term.

(i)         In connection with a Manufacturing Migration, to the extent that RJRT is subject to the Order (as it relates to Corrective Statement Onserts) while the Manufacturing Migration is occurring, Imperial shall reasonably cooperate with RJRT to ensure that Corrective Statement Onserts are affixed to Lorillard Products in accordance with the Order, or that a sufficient supply of such Products with Corrective Statement Onserts affixed is made available during the pendency of the Manufacturing Migration.  Similarly, in connection with a Manufacturing Migration, to the extent that Imperial is subject to the Supplemental Order and/or the Order, as modified by the Supplemental Order (as either relates to Corrective Statement Onserts), while the Manufacturing Migration is occurring, RJRT shall reasonably cooperate with Imperial to ensure that Corrective Statement Onserts are affixed to RJRT Products in accordance with the Supplemental Order and/or Order, as modified by the Supplemental Order, or that a sufficient supply of such Products with Corrective Statement Onserts affixed is made available during the pendency of the Manufacturing Migration.

2.12       Cold Storage.  At the request of RJRT, Imperial agrees to allow RJRT to store Lorillard Products at Imperial’s existing cold storage facilities in Greensboro, North Carolina, up to a maximum of ***** or such other maximum amount as the Parties may agree to in writing (“Cold Storage”).  Imperial will cause any such Lorillard Products stored in Cold Storage to be received, cared for and stored in accordance with the Specifications and, if not addressed in the Specifications, then in accordance with the same standards used to receive, care for and store its own finished products and, in any event, in a commercially reasonable manner, including with respect to security, fumigation, infestation and environmental controls.  In consideration for the Cold Storage, RJRT agrees to pay Imperial *****.  Delivery of Lorillard Products into Cold Storage will not constitute delivery of such Products to RJRT, as Imperial’s Customer, for purposes of Section 5.2, and delivery will take place only upon transfer of the Product from Cold Storage to RJRT; provided that, RJRT will bear the risk that changes to the Packaging of any Products may be required while they are stored in Cold Storage.  At the request of Imperial, RJRT will be required to take delivery of any Product from Cold Storage (on a first-in, first-out basis) that has been in such storage for more than 180 days, or such other maximum number of days as the Parties may agree to in writing.

ARTICLE 3
forecasts and Purchasing

3.1         Long-Term Forecasts.  Commencing on the Effective Date, each Customer will provide to its Manufacturer, on a monthly basis, rolling 12-month forecasts for projected volumes of Products (by SKU) for which such Customer expects to place Purchase Orders during the covered period (each, a “Long-Term Forecast”).  The initial Long-Term Forecasts for RJRT and Imperial are attached as Exhibits G-1 and G-2, respectively.  Each subsequent Long-Term Forecast must be delivered at least five days before the first day of the first month of the

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

covered 12-month period.  Each Long-Term Forecast must be prepared for the relevant Products in a manner consistent with the practices used to forecast consumer demand for such Products for the 12-month period (approximated as necessary) ending immediately prior to the Effective Date, after giving effect to any production by the Customer in progressing towards a Manufacturing Migration or otherwise; provided that a Customer may modify its practices for forecasting consumer demand for purposes of preparing its Long-Term Forecasts, subject to the approval of its Manufacturer, which approval may not be unreasonably withheld or delayed.  Each Long-Term Forecast will be non-binding and will be used solely for general planning and inventory control purposes.

3.2         Purchase Orders; Short-Term Forecasts and Related Matters.

(a)         From time to time during the Term, each Customer, in its sole discretion, may issue (or have issued on its behalf) one or more Purchase Orders to the Manufacturer.  Unless the Parties otherwise agree in writing, each Customer will place one Purchase Order per month, which will set forth (i) a binding order for Products for such month, and (ii) a non-binding forecast of orders for the succeeding three-month period (each such three-month forecast, a “Short-Term Forecast”), which will supersede any inconsistent portion of the Customer’s Long-Term Forecast and any prior Short-Term Forecast covering the same period; provided that each Customer will issue its initial Purchase Order no later than the Effective Date.  Each Purchase Order may designate multiple delivery dates for Products, and (except for each Customer’s initial Purchase Order) must be received by the Manufacturer at least 28 days before the first delivery date stated therein.  Each Manufacturer will schedule the production of Products based on the Short-Term Forecasts, as long as such Short-Term Forecasts are not materially inconsistent with the corresponding Long-Term Forecast or the immediately preceding Short-Term Forecast covering the same period.  Any terms of a Purchase Order, sales order, invoice or other similar transaction document that are inconsistent with the terms of this Agreement will have no force or effect.

(b)         A Manufacturer will be entitled (but not obligated) to reject, in whole or in part, any Purchase Order if, and only if:  (i) the Purchase Order does not comply in all material respects with Section 3.2(a); (ii) the Purchase Order would require the Manufacturer to use raw materials or product components (A) at levels materially in excess of the levels required for the production reflected for the applicable month in the most-recently delivered Short-Term Forecast, or (B) that the Customer agreed to procure pursuant to Section 2.6(a) or 2.6(b) (including pursuant to *****) but which have not yet been provided (it being understood that such right of rejection will apply only to that portion of the Purchase Order for which raw materials or product components are unavailable and, to the extent applicable, Section 3.2(c) will apply); (iii) the Products cannot be timely delivered due to modifications to be made to the manufacturing process in respect of a Product as a result of a change in Specifications requested by the Customer; (iv) the production in accordance with the Purchase Order would, in the Manufacturer’s good faith belief based on credible evidence, violate any applicable Law; or (v)

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

an event of Force Majeure with respect to the Manufacturer has occurred (it being understood that such right of rejection will apply only until such time as the event of Force Majeure has been alleviated).  To reject a Purchase Order, in whole or in part, the Manufacturer must promptly (and, in any event, within four business days after receiving the Purchase Order) notify the Customer in writing, which notice must include (A) a statement regarding what portion of the Purchase Order (if any) will be filled, (B) if applicable, any alternative delivery date(s) proposed in accordance with Section 3.2(c), and (C) a reasonably detailed description of the circumstances giving rise to one or more of the events described above entitling the Manufacturer to so reject, in whole or in part, the Purchase Order.  If the Manufacturer fails to timely notify the Customer of the Manufacturer’s rejection of a Purchase Order (or any portion thereof), such Purchase Order (or the portion that has not been timely rejected) will be deemed to have been accepted by the Manufacturer.

(c)         The Parties acknowledge that there may be occasions when a Purchase Order deviates materially from the forecasted purchase volumes for the same month in the immediately preceding Short-Term Forecast and, as a result, the Manufacturer may be required to make adjustments to its production schedule to meet the requested delivery date(s).  In any such circumstance, the following will apply:

(i)         If the Purchase Order exceeds the forecasted purchase volumes for the same month from the immediately preceding Short-Term Forecast, and the Manufacturer determines that it cannot fill any portion of a Purchase Order by the specified delivery date(s), then the Manufacturer will promptly (and, in any event, within four business days after receiving the Purchase Order) notify the Customer in writing and propose alternative delivery date(s) for the Products (or any portion thereof).  In any such case, the Parties will negotiate in good faith towards revised delivery date(s), and will confirm any new delivery date(s) in writing.  If the Manufacturer does not object to the original delivery date(s) stated in the Purchase Order, then such date(s) will become firm delivery date(s), and the Manufacturer will be responsible for delivering the Products on time in accordance with the Purchase Order, even though the Purchase Order may have deviated materially from forecasted purchase volumes for the same month in the Long-Term Forecast or Short-Term Forecast.

(ii)        The Manufacturer will be entitled to quantify the impact on Costs of any such positive or negative adjustments in its production schedule, and the Parties will work together in good faith to mitigate any such Costs.  Subject to the foregoing obligation to mitigate Costs, the Manufacturer will be entitled to reimbursement for any such impact on Costs that results from any such adjustments in its production schedule, which Costs will be deemed Actual Costs hereunder.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 4
pricing, invoicing and inspection of products

4.1         Cost Plus Pricing.  Unless otherwise agreed between the Manufacturer and the Customer in writing, the price for Products will equal the sum of (x) the Costs of such Products, plus (y) ten percent (such percentage, the “Manufacturing Fee”); provided that ***** will not be subject to the Manufacturing Fee or any other mark-up.

4.2         Invoicing Procedures; Standard Costs.

(a)         Each Manufacturer will invoice its Customer on a monthly basis for all Products transferred under Purchase Orders during the preceding month and, because the Parties recognize that it may be impracticable for the Manufacturer to calculate its Actual Costs on a monthly basis, each such invoice will reflect the Manufacturer’s Standard Costs (instead of its Actual Costs) for the covered Products.  Each invoice will be delivered by the tenth calendar day of the month immediately following the month it covers and will be due and payable by the Customer within ten days of receipt.

(b)         Each Manufacturer may propose to modify its Standard Costs for any calendar year during the Term to reflect its good faith estimate of Actual Costs for that calendar year by providing written notice of such modifications to its Customer by no later than October 1st of the preceding calendar year.  Any such proposal will require the approval of the Customer, which will not be unreasonably withheld or delayed.  As soon as practicable after the Parties agree to modify a Manufacturer’s Standard Costs as set forth in this Section 4.2(b), the Parties will update Exhibits B-1 and/or B-2, as applicable, to reflect the same.

(c)         RJRT will invoice Imperial for all Tobacco Leaf acquired by Imperial pursuant to either Section 2.6(b)(i) or 2.6(b)(iii) as such Tobacco Leaf is deemed to have been sold to Imperial (if pursuant to Section 2.6(b)(i)) or delivered to Imperial (if pursuant to Section 2.6(b)(iii)).  Each such invoice will be due and payable by Imperial within ten days of receipt.

4.3         Invoice Adjustments.

(a)         As soon as practicable (and, in any event, within 90 days) after every sixth invoice delivered by a Manufacturer pursuant to Section 4.2(a) (i.e., approximately every six months during the Term), and as soon as practicable (and, in any event, within 90 days) after the non-renewal or termination of a Manufacturer-Customer relationship hereunder in accordance with ARTICLE 8, the Manufacturer will deliver to its Customer a statement (a “True-Up Statement”) reflecting the Manufacturer’s calculation of Costs actually incurred by it (“Actual Costs”) with respect to the Products for which previous invoices were delivered pursuant to Section 4.2(a) and which had not yet been subjected to adjustment pursuant to this Section 4.3(a).  In delivering its calculation of Actual Costs, the Manufacturer will provide reasonable substantiation of its calculations, but will only share itemized calculations or provide

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

detailed substantiation with respect to Actual Costs that it deems to be competitively sensitive, including Actual Costs for Tobacco Leaf, Additional Tobacco Raw Materials, other tobacco components, paper and wrapping materials, filter tow (except as acquired pursuant to Section 2.6(b)(v))  and other filter materials and direct labor (collectively, “Sensitive Information”) with a group of individuals designated by the Customer for the purpose of receiving such Sensitive Information, and who are reasonably acceptable to the Manufacturer and who agree to maintain the confidentiality of such Sensitive Information and not to disclose it to any third Person or to the Customer outside of such designated group.

(b)         The Manufacturer must calculate its Actual Costs in accordance with the principles and methodologies (including any assumptions and limitations, as well as rules for the allocation of indirect Costs) described on Exhibits B-1 (with respect to the RJRT Products) and B-2 (with respect to the Lorillard Products).  The Parties will discuss in good faith any required changes in the principles and methodologies for determining Actual Costs (and, to the extent applicable, Standard Costs) at least 60 days before such changes are implemented.

(c)         The Customer will have 30 days from the date it receives a True-Up Statement in which to review it (the “Objection Period”).  If, in the Customer’s good faith judgment, the True-Up Statement does not fairly present the Manufacturer’s Actual Costs for the covered invoices, then the Customer will have the right to propose an adjustment to those Actual Costs (or any component thereof) within such Objection Period.  Any such proposed adjustment must be in writing (an “Adjustment Notice”) and must specify (i) the amount of the proposed adjustment, (ii) the item to which such proposed adjustment relates, and (iii) the facts and circumstances supporting the reasonableness of such adjustment.  Upon the submission of any Adjustment Notice, the Manufacturer and the Customer will work together in good faith in an attempt to agree on the disputed values, but without disclosing any Sensitive Information outside of the group of individuals designated to receive such information pursuant to Section 4.3(a).  If any such dispute is not resolved within 30 days after the Manufacturer’s receipt of an Adjustment Notice, then either Party may submit the dispute for resolution by an independent, nationally recognized firm of certified public accountants (an “Accounting Firm”).  The decision of the Accounting Firm as to the resolution of the dispute will be conclusive and binding on the Parties.  The fees and expenses of the Accounting Firm will be divided equally between the Manufacturer and the Customer.  The Accounting Firm will at all times (A) give the Parties a reasonable opportunity to make written representations and to require that copies of any written representations are supplied to the other Party without delay, (B) make its determination as soon as reasonably practicable, and (C) make its determination available in writing to both Parties.  If the Customer fails to submit an Adjustment Notice within the Objection Period, then the Customer will be deemed to have accepted the True-Up Statement and the Manufacturer’s calculation of Actual Costs therein.

(d)         Based on the Manufacturer’s Actual Costs for the covered invoices (as finally determined in accordance with this Section 4.3), the following adjustments will be made:

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)         If the Manufacturer’s Actual Costs are less than the Standard Costs (adjusted to account for any agreements between the Parties pursuant to Section 2.6(a) and 2.6(b)) for the same invoices, then the Manufacturer will pay the Customer the amount of such difference, plus an amount equal to the Manufacturing Fee thereon (if any).

(ii)        If the Manufacturer’s Actual Costs are greater than the Standard Costs (adjusted to account for any agreements between the Parties pursuant to Section 2.6(a) and 2.6(b)) for the same invoices by no more than ten percent of such Standard Costs (the “Cost Cap”), then the Customer will pay the Manufacturer an amount equal to the difference between such Actual Costs and such Standard Costs, plus an amount equal to the Manufacturing Fee thereon (if any).

(iii)       If the Manufacturer’s Actual Costs are greater than the Standard Costs (adjusted to account for any agreements between the Parties pursuant to Section 2.6(a) and 2.6(b)) for the same invoices by more than the Cost Cap, then such invoices will be automatically adjusted downward such that the Manufacturer’s Actual Costs do not exceed such Standard Costs by more than the Cost Cap, and the Customer will pay the Manufacturer an amount equal to the difference between such Actual Costs (as adjusted to reflect the Cost Cap) and such Standard Costs, plus an amount equal to the Manufacturing Fee thereon (if any).

(e)         Any payments required to be made under Section 4.3(d), will be made within five business days of the later of:  (i) the expiration of the Objection Period, (ii) the date on which the Manufacturer and the Customer agree on the Actual Costs for the covered invoices, and (iii) the date of which the decision of the Accounting Firm is rendered.

4.4         Payments.  Unless otherwise agreed in writing between the Parties, all payments made under this ARTICLE 4 will be made, without set off, by wire transfer of immediately available funds to the account designated by the payee.  All payments will be made in U.S. dollars.  All payments made by a Customer for Products will be deemed made without prejudice to any rights that the Customer may have under this Agreement, and will not constitute acceptance of Products or otherwise affect the Customer’s rights with respect to Non-Conforming Products.

4.5         Inspection and Approval of Products; Rejection of Non-Conforming Products.  Upon receipt of the Products at the destination point, the Customer will have the right to inspect and approve for acceptance those Products.  Such inspection and approval must be made within 30 days of delivery.  If the Customer fails to timely notify the Manufacturer of the Customer’s rejection of the Products, the Customer will be deemed to have accepted those Products as conforming.  The Customer may only reject and refuse acceptance of Products that are Non-Conforming Products.  Upon discovery of any Non-Conforming Products, the Customer will promptly (and, in any event, before expiration of the 30-day inspection period) inform the Manufacturer in writing, setting forth in reasonable detail the reasons why the Products should be characterized as Non-Conforming Products.  Within ten days after receiving such a notice, the

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Manufacturer may contest the rejection and provide documentation and other evidence relating to the quality of the applicable Products.  The Manufacturer may also inspect the Products and collect a representative sample thereof for testing and analysis.  Thereafter, the Parties will confer in good faith to resolve the controversy.  If any Products are finally deemed to be Non-Conforming Products, they will be destroyed or otherwise handled pursuant to the Customer’s instructions, at no cost to the Customer.  The Customer will not be responsible for any payment for Non-Conforming Products (and in the event that the Customer has paid for those Non-Conforming Products, the Customer will be entitled, at the Customer’s election, to a credit for or refund of that payment); provided that the Customer agrees to pay for the Costs and Manufacturing Fee associated with the manufacture of Non-Conforming Products up to a maximum ***** by aggregate annual volume of the Products manufactured by the *****.  If the Customer requests that the Manufacturer replace or correct any Non-Conforming Products, the Manufacturer will be responsible for promptly remanufacturing, substituting or otherwise correcting those Non-Conforming Products, and for supplying remanufactured or corrected Products at no cost to the Customer.

4.6         Audit Rights.  Each Party agrees to maintain accurate and complete books and records regarding its activities under this Agreement, including correspondence, instructions, invoices, receipts, quality assurance records, Specifications, Purchase Orders, raw materials and component procurement records (including Tobacco Leaf inventory tracking and infestation records), warehousing records and cost data, transportation records and cost data, other manufacturing cost records and data (including calculations and supporting documentation for Actual Costs, whether or not deemed to be Sensitive Information), and similar documents and data relating to the manufacture, purchase and sale of Products from a Manufacturer to a Customer hereunder.  Each Party agrees to keep such records in sufficient detail to enable the other Party to determine or verify such Party’s compliance with this Agreement.  Each Party will keep such records for a period of time as determined by its normal document retention policies, but in any event not less than three years after the date of the transaction to which those records relate, or longer if required by Law.  Notwithstanding the foregoing, before a Manufacturer destroys any records relating to the Products it has manufactured for its Customer, it must notify that Customer in writing and allow that Customer a reasonable opportunity to make copies of those records (other than records containing Sensitive Information) before they are destroyed.  In addition to the visitation and inspection rights set forth in Section 2.2(c), during regular business hours and upon not less than five business days written notice, each Party will permit each other Party (and its representatives), at such other Party’s cost and expense, to examine and audit all of the first Party’s books and records relating to its activities under this Agreement, in each case, to the extent necessary for the Party(ies) to make the foregoing determination and verification and subject to restrictions implemented in good faith to (a) ensure compliance with applicable Law, (b) preserve any applicable privilege (including the attorney-client privilege), or (c) comply with any applicable contractual confidentiality obligations; provided that, if any Party is then in breach of any of its representations, warranties or covenants in this Agreement (or one or more of the other Party has a reasonable basis to assert any such breach), then any such audit will be

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

permitted upon 24 hours’ notice and if a breach is confirmed, the costs and expenses of the audit will be the responsibility of the breaching Party; and, provided, further, that, with respect to any audit that would involve the disclosure of a Party’s Sensitive Information, the other Party may only conduct such audit through (i) the group of individuals designated as permitted to receive such information pursuant to Section 4.3(a), or (ii) a legal representative or independent accountant who has agreed to (A) analyze such information solely for the purpose of advising the Parties with respect to compliance with this Agreement and (B) maintain the confidentiality of such information and not disclose it to any of the Parties.

ARTICLE 5
CERTAIN COMMERCIAL terms

5.1         Commercial Terms.

(a)         Unless otherwise agreed in writing between the Parties, (i) RJRT will make available for collection all RJRT Products, as specified in Purchase Orders submitted by Imperial, F.O.B. (shipping point), the warehouse associated with the Tobaccoville Facility, and (ii) Imperial will make available for collection all Lorillard Products, as specified in Purchase Orders submitted by RJRT, F.O.B. (shipping point), the warehouse associated with the Greensboro Facility.  Each Manufacturer will transfer Products (A) on a first in / first out basis as determined by the date of manufacture, (B) using a commercial common carrier selected by the Customer, and (C) unless otherwise agreed in writing with its Customer, to the Customer’s central distribution center.  The Manufacturer will be responsible for all necessary shipping/transfer documentation relating to the Products and for arranging loading.

(b)         For information purposes only, Exhibit H sets forth a description of the flow of finished Products from the Manufacturer to the Customer.

5.2         Title and Risk of Loss.  Title to, and risk of loss for, the Products (and all components thereof) will transfer to the Customer once the Products are loaded by the Manufacturer on the common carrier’s conveyance at the shipping point; provided that title to raw materials, product components and other items procured by the Customer for the manufacture of such Customer’s Products pursuant to Section 2.6(a) or 2.6(b), including such Customer’s Tobacco Leaf (including its Initial Tobacco Leaf Inventory), will, once procured, remain with that Customer, while the risk of loss with respect to those items will transfer to and remain with the Manufacturer while they are in the Manufacturer’s possession or control at its facilities (including its storage facilities used in accordance with Section 2.6(c) or 2.12) until such time as they are delivered F.O.B. (shipping point) to the Customer as part of finished Products or otherwise.  The Manufacturer will transfer title to the Products (and all components thereof), to the extent title was vested in the Manufacturer, to the Customer free and clear of any and all liens, security interests, claims and other encumbrances.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.3         Packing for Transport.  Each Manufacturer will be responsible for proper packing of the Products for delivery to the Customer’s specified destination within the States.  All such packing and packing materials must (a) comply with handling, weight and safety requirements, in each case, in accordance with the Specifications or, if not addressed by the Specifications, as reasonably instructed by the Customer, and (b) be adequate to withstand the normal rigors of transfer, storage and distribution, and prevent damage and/or deterioration of Products prior to arrival at the specified destination.

ARTICLE 6
representations, warranties, covenants and indemnity

6.1         Warranties and Disclaimer of Warranties.

(a)         EACH MANUFACTURER REPRESENTS AND WARRANTS THAT PRODUCTS MANUFACTURED BY IT PURSUANT TO THIS AGREEMENT WILL BE (I) MANUFACTURED SUCH THAT THE PRODUCTS ARE NOT NON-CONFORMING PRODUCTS AND (II) PACKAGED AND TRANSFERRED IN COMPLIANCE WITH THIS AGREEMENT.  ANY MEASURES TAKEN TO REMEDY NON-CONFORMANCE WITH THIS REPRESENTATION AND WARRANTY WILL BE AT THE MANUFACTURER’S SOLE COST AND EXPENSE.  SUBJECT TO THE FOREGOING, PRODUCTS SUPPLIED BY THE MANUFACTURER ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE.

(b)         EXCEPT FOR THE REPRESENTATION AND WARRANTY SET FORTH IN SECTION 2.11(b) WITH RESPECT TO THE MAINTENANCE AND REPAIR OF MIGRATION MACHINERY (INCLUDING GIVING EFFECT TO A CUSTOMER’S INSTRUCTIONS FOR ITS MANUFACTURER NOT TO PERFORM MAINTENANCE OR REPAIRS), THE MIGRATION MACHINERY WILL BE MADE AVAILABLE FOR REMOVAL AS CONTEMPLATED BY SECTION 2.11(d) WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE.

6.2         Limitation of Remedies, Liability and Damages.  NO PARTY WILL BE ENTITLED TO RECOVER FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, BY STATUTE, IN TORT OR BY CONTRACT, EXCEPT (A) TO THE EXTENT AN INDEMNIFIED PARTY IS LIABLE TO A THIRD PARTY FOR ANY SUCH DAMAGES BASED ON A BREACH FOR WHICH THE INDEMNIFIED PARTY IS INDEMNIFIED IN ACCORDANCE WITH SECTION 6.7, (B) WHERE BASED UPON A

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BREACH OF ARTICLE 7, OR (C) WHERE SUCH DAMAGES ARE THE RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFYING PARTY.

6.3         Compliance with Laws.

(a)         In performance of their respective obligations under this Agreement, each Party will comply with, and will ensure that its employees and Affiliates comply with, all Laws, Governmental Approvals, agreements, licenses and consents applicable to or otherwise relating to the subject matter of this Agreement.

(b)         Without limiting the generality of Section 6.3(a), each Party further represents, warrants and covenants as follows:

(i)         Neither it nor any of its Affiliates will manufacture, transfer, provide, resell, facilitate or promote the resale of, export, re-export, distribute, or dispose of any Product or component thereof or any related technology or technical data, directly or indirectly, without first obtaining the written consent of the other Party, and all necessary written consents, permits and authorizations and completing such formalities as may be required by any applicable Laws.

(ii)        Neither it nor any of its Affiliates will sell or otherwise provide Products to any Person that it knows, believes or has reason to believe will take any action which, if done by it, would constitute a violation of any of the terms and conditions of this Agreement or would otherwise violate applicable Law.

(iii)       As applicable, in its performance of activities associated with this Agreement, such Party and its Affiliates will comply with: United States of America regulation of tobacco products by the US FDA pursuant to 111 P.L. 31; 123 Stat. 1776; 2009 Enacted H.R. 1256; 111 Enacted H.R. 1256 (the so-called “Family Smoking Prevention and Tobacco Control Act”) and regulations promulgated thereunder.

(iv)       It and its Affiliates will perform the obligations imposed upon it by this Agreement:  (A) in strict compliance with all applicable Laws pertaining to employment discrimination; and (B) without harassment, retaliation or discrimination by reason of race, sex, creed, religion, color, national origin, citizenship status, age, disability, veteran status, or any factor protected by Law.

(v)        It and its Affiliates will comply with all requirements of the Fair Labor Standards Act, as amended, and of regulations and orders of the United States Department of Labor issued under Section 14 thereof, as well as all applicable state and local Laws and regulations regarding wages and hours.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vi)       To the extent required by Law, it and its Affiliates will comply with, and furnish any required certifications of compliance with, the following federal Laws and all rules and regulations promulgated thereunder:  (A) Executive Order 11246, as amended; (B) The Americans with Disabilities Act of 1990 as implemented at 41 C.F.R. Part 60-741; (C) The Vietnam Era Veterans Readjustment Assistance Act of 1974 as implemented at 41 C.F.R. Part 60-250; and (D) any amendments or supplements to 29 C.F.R. Part 60-1.4(a).  Each Manufacturer and its subcontractors shall abide by the requirements of 41 C.F.R. §§ 60-741.5(a), 60-300.5(a) and 60-741.5(a).  These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex or national origin.  Moreover, these regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, national origin, protected veteran status or disability.

(vii)       If a Customer notifies its Manufacturer that the Products manufactured by it hereunder will be used by the Customer in the performance of a government contract, then such Manufacturer will, to the extent required by applicable Law, comply with Executive Order 13496, including the requirement of such order to post the employee notice set forth in 29 C.F.R. part 471, appendix A to subpart A.

(viii)      Neither it nor any of its Affiliates will undertake any act that may cause the other Party or its Affiliates to be in violation of (A) the United States Foreign Corrupt Practices Act, the United Kingdom Bribery Act 2010 or equivalent legislation in any other jurisdiction; or (B) the principles contained in the Organization for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials or any existing or future applicable legislation in any jurisdiction (including, for the avoidance of doubt, United Kingdom legislation) which has similar provisions to the OECD Convention.

6.4         Right to Intellectual Property.  RJRT represents and warrants to Imperial that RJRT (directly or through its Affiliates) has the right to use all Intellectual Property required for Imperial to manufacture the Lorillard Products in accordance with the Specifications, subject to any limitations or qualifications with respect to such Intellectual Property set forth in the Merger Agreement.

6.5         Product for States Only.  Except for limited quantities of Product manufactured for testing purposes only, each Party represents and warrants that Products produced or sold by it in accordance with this Agreement are intended to be manufactured solely in the Tobaccoville Facility and the Greensboro Facility, as applicable, solely for lawful transfer therefrom and for sale only within the States in accordance with all applicable Laws.  No Manufacturer will provide Product manufactured by it to any Person other than to its Customer under this Agreement, except with such Customer’s prior written consent.  No Party will transport, or cause

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to be transported, any Products outside of the States for use, distribution or sale, without the consent of the other Party.

6.6         Customer Specifications and Instructions.  Subject to Section 2.8, each Customer will be solely responsible for (a) establishing all Specifications for the Products to be purchased by it hereunder in order to ensure that each such Products comply with all applicable Laws, and (b) giving the Manufacturer full and complete instructions to ensure that all Packaging is appropriately marked with relevant Surgeon General warning labels (including with respect to any rotation plan for such labels) and other relevant markings mandated by any relevant Governmental Authority.

6.7         Mutual Indemnification; Indemnification Procedures.

(a)         Subject to Section 6.2, each Party (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless the other Party, its Affiliates and its and their respective current and former officers, directors, employees, representatives and agents (each, an “Indemnified Party”) from and against any and all losses, damages, claims, liabilities, demands, assessments, judgments, settlements, compromises and related costs and expenses (including reasonable attorneys’ fees and costs) (collectively, “Damages”) an Indemnified Party may suffer in connection with, or arising out of (i) a breach of the Indemnifying Party’s representations, warranties, covenants or confidentiality obligations set forth in this Agreement, or (ii) the marketing, advertising, distribution or sale by the Indemnifying Party, in its capacity as a Customer (or its Affiliates) of any Products manufactured by the Indemnified Party (or its Affiliates), including any Damages that relate to any claimed adverse health effects or health risks relating to the use of such Products, provided that, to the extent that clause (ii) of this Section 6.7(a) would be inconsistent with the indemnification provisions set out in the APA (to the extent that such provisions would be applicable to such claim), the terms of the APA shall prevail.  Notwithstanding the foregoing, no Indemnified Party will be entitled to indemnification for Damages to the extent (but only to the extent) they relate to, result from or arise out of (A) the failure of such Indemnified Party to comply with its obligations under this Agreement, or (B) the negligence or willful misconduct of such Indemnified Party.

(b)         An Indemnified Party must promptly notify the Indemnifying Party in writing of any pending or threatened claim or demand that the Indemnified Party has determined has given or would reasonably be expected to give rise to a right of indemnification arising under this Section 6.7 or under Section 2.11(d) (including a pending or threatened claim or demand asserted by a third party against the Indemnified Party, such claim being a “Third Party Claim”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or demand; provided that the failure to provide such notice will not release the Indemnifying Party from any of its obligations under this Section 6.7 or under Section 2.11(d) except to the extent the Indemnifying Party is materially prejudiced by such failure.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)         Upon receipt of a notice of a claim for indemnity from an Indemnified Party pursuant to Section 6.7(b), the Indemnifying Party will be entitled to assume the defense and control of any Third Party Claim and will be responsible for all costs and attorney fees of such defense, but must, if it determines to assume such defense, allow the Indemnified Party a reasonable opportunity to participate in the defense of such Third Party Claim with its own counsel and at its own expense; provided that the Indemnifying Party will not be entitled to assume such defense (and will bear the reasonable fees, costs and expenses of separate counsel for the Indemnified Party) (i) unless it first acknowledges in writing its obligation hereunder to indemnify the Indemnified Party with respect to all material elements of such Third Party Claim and (ii) in case of a Third Party Claim where the defendants in, or targets of, such Third Party Claim include both an Indemnified Party and Indemnifying Party, and the Indemnified Party has reasonably concluded, based on the advice of counsel, that there is a material conflict of interest between the Indemnifying Party and the Indemnified Party with respect to such Third Party Claim.  Notwithstanding the foregoing, the Indemnifying Party is not entitled to assume the defense of any Third Party Claim if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party that the Indemnified Party reasonably determines (upon advice of its outside counsel) cannot be separated from any related claim for money damages.  If such equitable or other relief portion of the Third Party Claim can be so separated from that for money damages, the Indemnifying Party will (subject as aforesaid) be entitled to assume the defense of the portion relating to money damages and, in such event, the Indemnifying Party will continue to be liable for the reasonable fees and expenses of counsel employed by the Indemnified Party with respect to the portion of the defense of such Third Party Claim that the Indemnifying Party has not assumed.  Each Party, will, and will cause each of its Affiliates and representatives to, cooperate fully with the Indemnifying Party in the defense of any Third Party Claim and the Indemnifying Party agrees to keep the Indemnified Party reasonably informed of developments in connection with the defense or prosecution of such Third Party Claim.  The Indemnifying Party is authorized to consent to a settlement of, or the entry of any judgment arising from, any Third Party Claim, without the consent of any Indemnified Party; provided that (A) the Indemnifying Party pays or causes to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness of such settlement or resolution, (B) such settlement or judgment does not encumber any of the assets of any Indemnified Party or provide for injunctive or other nonmonetary relief affecting the Indemnified Party, or otherwise provide for any restriction or condition that would apply to or adversely affect any Indemnified Party or the conduct of any Indemnified Party’s business, (C) to the extent that the Indemnified Party may have any liability with respect to such Third Party Claim, the complete and unconditional release of any Indemnified Party potentially affected by such Third Party Claim must be made a condition of any such settlement or other resolution, and (D) such settlement does not include any admission of wrongdoing or misconduct by the Indemnified Party.

(d)         Following an assumption by the Indemnifying Party of a Third Party Claim pursuant to Section 6.7(c), the Indemnified Party may reassume control of any defense of

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

a Third Party Claim if the Indemnifying Party fails to prosecute the defense of such Third Party Claim within a period of 20 days after receipt of written notice of such failure to prosecute by the Indemnified Party.  The Indemnifying Party will be liable for the reasonable fees, costs and expenses of counsel employed by the Indemnified Party (i) for any period during which the Indemnifying Party has not assumed the defense thereof, or (ii) following re-assumption of control pursuant to the first sentence of this Section 6.7(c).

(e)         In the event any Indemnifying Party receives a notice of a claim for indemnity from an Indemnified Party pursuant to Section 6.7(b) that does not involve a Third Party Claim (such claim being a “Direct Claim”), the Indemnifying Party must notify the Indemnified Party within 45 days following its receipt of such notice if the Indemnifying Party disputes its liability to the Indemnified Party under this Section 6.7  or under Section 2.11(d).  If the Indemnifying Party does not so notify the Indemnified Party, the Direct Claim specified by the Indemnified Party in such notice will be conclusively deemed to be a liability of the Indemnifying Party under this Section 6.7 or under Section 2.11(d), as applicable, and the Indemnifying Party will pay, the amount of such Damages to the Indemnified Party on demand or, in the case of any notice in which the amount of Damages in respect of the Direct Claim (or any portion thereof) is estimated, on such later date when the amount of such Damages in respect of Direct Claim (or any portion thereof) becomes finally determined.

ARTICLE 7
confidentiality

7.1         Confidentiality Obligations.

(a)         Notwithstanding anything to the contrary in this Agreement, each Party agrees not to disclose its Confidential Information to the other Party hereunder, except to the extent required to enable such other Party to perform its obligations under this Agreement.  In addition, (i) neither Party will share its Sensitive Information with the other Party, except (A) in a format that restricts its use to ensure compliance with applicable Law, (B) to the group of individuals designated as permitted to receive such information pursuant to Section 4.3(a), or (C) to a legal representative for purposes of conducting an audit pursuant to Section 4.6, and (ii) neither Party will share the identification of Migration Machinery or information concerning its transfer (or the timing thereof) to the other Party, except to those employees, representatives, agents or contractors of such Party that need to know such information in connection with carrying out the Manufacturing Migration and who agree to maintain the confidentiality of such information and not to disclose it to anyone outside of such designated group.

(b)         During the Term and for a period of five years thereafter, each Party receiving Confidential Information (a “Receiving Party”) will maintain in confidence all Confidential Information disclosed to it by any other Party (a “Disclosing Party”).  Notwithstanding the foregoing, but subject to Section 7.2, each of the Party’s respective obligations of confidentiality with respect to another Party’s Trade Secrets, including the

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Specifications, will be perpetual.  No Party will use, disclose or grant the use of such Confidential Information except as expressly authorized by this Agreement.  To the extent that disclosure is authorized by this Agreement, the Receiving Party must inform its employees, representatives and contracting parties to whom disclosure is to be made of this ARTICLE 7, and instruct such Persons to hold in confidence and not make use of such information for any purpose other than those purposes permitted by this Agreement.  Each Receiving Party will use at least the same standard of care (but not less than a reasonable standard of care) as it uses to protect its own proprietary and Trade Secret information to ensure that such employees, representatives and contracting parties do not disclose or make any unauthorized use of such Confidential Information.  Each Receiving Party will promptly notify the other upon discovery of any unauthorized use or disclosure of Confidential Information.  The Receiving Party will be responsible to the Disclosing Party for any loss of Confidential Information of the Disclosing Party or breach of the provisions of this Section 7.1 by any employee, representative or contracting party of the Receiving Party.

7.2         Exceptions.  The obligations of confidentiality contained in Section 7.1 will not apply to the extent that it can be established by the Receiving Party by competent proof that such Confidential Information:  (a) was generally available to the public or otherwise part of the public domain at the time of its receipt from the Disclosing Party; (b) becomes generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement; or (c) was received by the Receiving Party, other than under an obligation of confidentiality, by a third Person lawfully in possession of the information.

7.3         Authorized Disclosure.  Notwithstanding the foregoing, no Party (nor third Persons, as applicable) will be precluded from disclosing Confidential Information to the extent it is required to do so in response to a valid order by a Governmental Authority, or to the extent it reasonably believes, on the basis of advice from outside counsel, that it is required to disclose such Confidential Information by Law, or to the extent necessary to establish its rights under this Agreement; provided that, in the event a Party believes it is so required to disclose another Party’s Confidential Information, it will promptly provide notice of such requirement so that the Disclosing Party may seek an appropriate order or other action as it deems appropriate to prevent or limit such disclosure, and the Party required to make the disclosure will use its reasonable efforts to preserve the confidentiality of the other Party’s Confidential Information, including by cooperating with the other Party to obtain an appropriate order or other reliable assurance of confidential treatment.  In any event, the Party required to make the disclosure may disclose only that portion of another Party’s Confidential Information that is legally required to be disclosed.  Notwithstanding the foregoing, if any Party (or an Affiliate of such Party) is required to include a copy of this Agreement as an exhibit to any current or periodic report filed with the U.S. Securities and Exchange Commission, such Party (or its Affiliate) may make such filing without the prior written consent of any other Party as long as it seeks (or causes its Affiliate to seek) confidential treatment of any portions of this Agreement that, in the opinion of such filing Party,

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

contain confidential or competitively sensitive information, regardless of whether such treatment is obtained.

ARTICLE 8
term and termination

8.1         Term of Agreement.  The term of this Agreement will commence on the Effective Date and this Agreement and the Manufacturer-Customer relationships hereunder will remain in effect until the day before the two-year anniversary of the Effective Date (the “Initial Term”), after which this Agreement and such Manufacturer-Customer relationships may be renewed for successive one-year periods (each, a “Renewal Term”) by either Party in accordance with Section 8.9, unless earlier terminated or not renewed as provided in this ARTICLE 8.  The Initial Term and all Renewal Terms, if any, are referred to in this Agreement collectively as the “Term”.

8.2         General Termination Provisions.  Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated as follows:

(a)         by mutual consent of the Parties; and

(b)         by a Party, by giving written notice to the other Party at any time upon the occurrence of any of the following events:

(i)         the voluntary bankruptcy of the other Party, or the filing of an involuntary petition in bankruptcy against the other Party that is not dismissed within 60 days of filing, in which case, the termination will become effective immediately upon the non-terminating Party’s receipt of notice of termination or at such later date as may be specified in that notice;

(ii)       the other Party ceases to pay its debts as they mature in the ordinary course of business, or makes an assignment for the benefit of its creditors, in which case, the termination will become effective immediately upon the non-terminating Party’s receipt of notice of termination or at such later date as may be specified in that notice; or

(iii)      a receiver is appointed for the other Party or its property, in which case, the termination will become effective immediately upon the non-terminating Party’s receipt of notice of termination or at such later date as may be specified in that notice.

8.3         Termination of a Manufacturer-Customer Relationship.  Notwithstanding anything to the contrary in this Agreement:

(a)         a Customer may terminate or elect not to renew, as applicable, its Manufacturer-Customer relationship with its Manufacturer:

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)         at the end of the Initial Term or the then effective Renewal Term, by giving written notice of its desire not to so renew such relationship to the Manufacturer at least 90 days before the end of the Initial Term or such then effective Renewal Term, as applicable;

(ii)       if the Manufacturer suffers an event of Force Majeure, and such event is not alleviated to the reasonable satisfaction of the Customer within 90 days of the Manufacturer’s receipt of notice of the Customer’s intent to terminate;

(iii)      immediately upon written notice to the Manufacturer in the event the Manufacturer suffers one or more of the events described in Section 8.2(b), subject to any cure or grace periods set forth therein;

(iv)      in accordance with Section 8.4, 8.5 or 8.6; and

(b)         a Manufacturer may terminate or elect not to renew, as applicable, its Manufacturer-Customer relationship with its Customer immediately upon written notice to the Customer in the event the Customer suffers one or more of the events described in Section 8.2(b), subject to any cure or grace periods set forth therein.

8.4         Termination of Manufacturer-Customer Relationship in Connection with a Material Breach.  Notwithstanding anything to the contrary in this Agreement, a Party may terminate the affected Manufacturer-Customer relationship with the other Party, in the event that the other Party is in breach of any material term of this Agreement and the breaching Party fails to cure such breach within 30 days of receipt of notice of breach from the terminating Party, or if such breach is not reasonably capable of cure within such 30-day period, such breaching Party fails to cure the breach within 60 days of receipt of notice of breach from the terminating Party; provided that the foregoing right to cure (a) will not apply to any breach by any Party involving violation of any applicable Law, Governmental Approval or any breach that is not capable of being cured, and (b) is conditioned upon the breaching Party promptly commencing and thereafter diligently pursuing the cure to the reasonable satisfaction of the non-breaching Party.

8.5         Termination in Connection with a Manufacturing Migration.  In recognition of a Manufacturing Migration in accordance with Section 2.11, (a) if, in Imperial’s good faith judgment, it believes that it can complete a Manufacturing Migration in accordance with the Imperial Migration Plan, or if later, as determined by it in accordance with Section 2.11, it may terminate its Manufacturer-Customer relationship under this Agreement with respect to RJRT as the Manufacturer of the RJRT Products by giving RJRT written notice of termination at least 90 days before the effective date of termination (it being understood that, in such event, this Agreement would continue in accordance with its terms with respect to the other Manufacturer-Customer relationship), provided that the effective date of termination will not be earlier than the actual completion date of the Imperial Migration Plan, and (b) if, in RJRT’s good faith judgment, it believes that it can complete a Manufacturing Migration in accordance with the RJRT

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Migration Plan, or if later, as determined by it in accordance with Section 2.11, it may terminate its Manufacturer-Customer relationship under this Agreement with respect to Imperial as the Manufacturer of the Lorillard Products by giving Imperial written notice of termination at least 90 days before the effective date of termination (it being understood that, in such event, this Agreement would continue in accordance with its terms with respect to the other Manufacturer-Customer relationship), provided that the effective date of termination will not be earlier than the actual completion date of the RJRT Migration Plan.

8.6         Termination for Interference or Frustration of Purpose.  If both (a) the action of any Governmental Authority prohibits or declares unlawful or otherwise impairs, inhibits or frustrates in any material respect (i) the Customer’s intended use of the Products being manufactured for it under this Agreement, (ii) the Manufacturer’s ability to manufacture or package Products as required under this Agreement, or (iii) any other material obligation of a Party as contemplated by this Agreement, and (b) the Parties are unable to propose a feasible way of either avoiding such interference or of reorganizing the Parties’ arrangements under this Agreement so as to eliminate the effect of such interference or to minimize, or minimize the effect of, such interference to the point where it is no longer material within a period of 60 days of a Party notifying the other Party of such interference (including by taking legal action in respect of such interference), then the affected Customer may terminate the affected Manufacturer-Customer relationship hereunder, effective upon the earlier of (A) 30 days following receipt by the Manufacturer of notice of termination from the Customer, and (B) the date on which such action of the Governmental Authority becomes effective.  Any notice by a Party to the other Party of such interference pursuant to this Section 8.6 must include a reasonably detailed description of the action of the Governmental Authority and the resulting prohibition, declaration of unlawfulness or material impairment, inhibition or frustration of purpose.

8.7         Effects of Non-Renewal or Termination; Cooperation.

(a)         Upon one Party’s delivery of a notice of non-renewal or termination hereunder (or where the Parties otherwise reasonably anticipate a non-renewal or termination), the Parties agree to work together in good faith with a view to achieving an orderly transition of the manufacturing arrangements subject to such non-renewal or termination, in connection with a Manufacturing Migration or otherwise, including with respect to the transfer of any Migration Machinery.

(b)         Upon a non-renewal or termination in accordance with its terms, this Agreement will terminate and become void and of no further force and effect, and there will be no further liability or obligation on the part of any Party hereto; provided that, if only one of the Manufacturer-Customer relationships is not renewed or terminated under Section 8.3, 8.4, 8.5 or 8.6, then the remaining Manufacturer-Customer relationship will continue unaffected by such non-renewal or termination and the terms and conditions of this Agreement will survive (and remain unaffected) as they relate to that continuing relationship.  Each Party’s right of non-

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

renewal or termination under Sections 8.3, 8.4, 8.5 and 8.6, is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of non-renewal or termination will not constitute an election of remedies and will not relieve any Party of liability for any breach of this Agreement.  The non-renewal or termination of this Agreement or any Manufacturer-Customer relationship hereunder will not affect any other projects, activities, collaborations, commercial arrangements or service arrangements that the Parties (or any of them) may have with one another.

(c)         Upon a non-renewal or termination of this Agreement, or the non-renewal or termination of one of the Manufacturer-Customer relationships hereunder,

(i)         the Manufacturer agrees to:  (A) deliver to the Customer or its designee all raw materials and product components inventory that were supplied by or sourced on behalf of the Customer, including the Customer’s Tobacco Leaf (including any remaining Initial Tobacco Leaf Inventory of the Customer); (B) return all of the Customer’s Confidential Information; (C) deliver all finished Products to the Customer or its designee, together with a final invoice therefor; (D) deliver a final True-Up Statement in accordance with Section 4.3; (E) cooperate with the Customer in the preparation of a final accounting of activities under this Agreement or the applicable Manufacturer-Customer relationship; and (F) stop producing Products, except, in each case, as the Customer may otherwise approve in writing;

(ii)       the Customer agrees to:  (A) promptly pay the Manufacturer for open invoices (including the final True-Up Statement delivered pursuant to Section 8.7(c)(i)(D)) in accordance with Sections 4.2 and 4.4 and any other amounts owed; (B) purchase, at the cost to the Manufacturer of such raw materials and product components, all raw materials and product components inventory (including any Additional Tobacco Raw Materials) that were purchased by the Manufacturer pursuant to Section 2.6(a) or 2.6(b) (other than Tobacco Leaf subject to the last sentence of Section 2.6(b)(iv)) and that (I) are not yet incorporated into the Customer’s Products and (II) the Manufacturer does not elect to use in its other activities; (C) return all of the Manufacturer’s Confidential Information; and (D) cooperate with the Manufacturer in the preparation of a final accounting of activities under this Agreement or the applicable Manufacturer-Customer relationship, except, in each case, as the Manufacturer may otherwise approve in writing; and

(iii)      the Manufacturer and the Customer agree to follow through with any required adjustments in accordance with Section 4.3.

8.8         Survival.  Notwithstanding anything to the contrary in this Agreement, the provisions of Sections 2.6(b) (with respect to ownership of any raw materials or product components procured by a Customer, including its Tobacco Leaf (including its Initial Tobacco Leaf Inventory)), 2.8 (for one year following non-renewal or termination), 2.11(d), 5.2, 8.7, and this Section 8.8, as well as ARTICLE 4, ARTICLE 6, ARTICLE 7 and ARTICLE 9 will

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

continue in full force and effect and survive any non-renewal or termination of this Agreement or any particular Manufacturer-Customer relationship hereunder.

8.9         Renewal Conditions.  Either Party, in its capacity as a Customer, may exercise its option for one or more Renewal Terms by providing its Manufacturer with written notice thereof at least 90 days before the end of the Initial Term or then effective Renewal Term, as applicable, and such Renewal Term shall take effect as of the end of such Initial Term or Renewal Term, as long as:

(a)         the Customer is not in breach of its obligations to use its commercially reasonable efforts to achieve a Manufacturing Migration in accordance with Section 2.11 (such obligations for purposes of this condition to apply to the Initial Term and any then-applicable Renewal Term), and the Manufacturer would not otherwise be entitled to terminate this Agreement pursuant to Section 8.2(b), 8.3(b) or 8.4;

(b)         *****; and

(c)         the Manufacturer has received (i) a certificate, dated as of the commencement of such Renewal Term and signed by an executive officer of such Customer, confirming the matters set forth in clause (a) above, *****, and (ii) such other documents or information the Manufacturer reasonably requests in connection with the matters described in this Section 8.9.

ARTICLE 9
miscellaneous

9.1         Tax Matters.

(a)         Notwithstanding anything to the contrary in this Agreement, all transfer, documentary, sales, use, stamp, registration, value added and other such taxes and fees (including any penalties and interest (other than incurred as a result of the Manufacturer’s breach of any of its representations, warranties or covenants in this Agreement)) (collectively, “Transfer Taxes”) imposed in connection with the purchase of (a) Products from a Manufacturer will be borne and paid by the Customer when due, and (b) raw materials or product components from a supplier will be borne and paid when due by the Party that purchases such raw materials or product components pursuant to Section 2.6(a) or 2.6(b).  To the extent applicable, the Parties will cooperate with one another in good faith to obtain any tax exemption certificates that would eliminate or mitigate any obligations to pay Transfer Taxes in connection with the transactions contemplated by this Agreement.

(b)         As long as the applicable Products are transferred F.O.B. (shipping point) in accordance with Section 5.1(a), the Parties intend that no federal excise taxes (if any) levied pursuant to 26 U.S.C. §§ 5701 et seq. will be payable until such Products are removed from the

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Customer’s Alcohol and Tobacco Tax and Trade Bureau bonded facility.  The Customer will be responsible for the payment of any such federal excise taxes in accordance with 26 U.S.C. § 5703, and in the event that any such taxes are levied against the Manufacturer, such taxes will constitute Actual Costs hereunder or otherwise be reimbursable by the Customer.

(c)         The Parties intend that neither the Manufacturer nor the Customer will be liable for any state excise taxes pursuant to the Tobacco Products Tax Act, N.C.G.S., §§ 105-113.2 et seq., in connection with the transaction contemplated hereunder.  In the event, however, that it is finally determined otherwise, the Parties agree to further cooperate with one another in good faith to mitigate any such state excise taxes to the greatest extent practicable and, in any event, such taxes will constitute Actual Costs hereunder or otherwise be reimbursable by the Customer.

9.2         State Settlements.  The Parties agree that the Customer will be responsible for performance of all obligations agreed to or assumed by the Customer or ordered by a court under any State Settlements with respect to the Customer’s Products, including all reporting, payment and conduct obligations.  The Customer agrees that in the event it does not perform these obligations and the compliance is sought or compelled from the Manufacturer because it manufactured the Products, the Customer will indemnify the Manufacturer for all costs of compliance.

9.3         Further Assurances.  Each Party agrees to enter into or execute, or procure the entering into or execution, of such agreements, assignments or further assurances, or do such other acts as any other Party may reasonably request to carry out the terms and conditions of this Agreement.

9.4         Integration, Modification and Waiver.  This Agreement, together with the Exhibits hereto, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior understandings of the Parties with respect thereto.  No supplement, modification or amendment of this Agreement will be binding unless executed in writing by each Party.  No waiver of any of the provisions of this Agreement will be deemed to be or will constitute a continuing waiver.  No waiver will be binding unless executed in writing by the Party making the waiver.  No consent will be required from any Indemnified Party (other than the Parties themselves) to supplement, modify, amend, or grant a waiver under, this Agreement.  All rights and remedies of a Party under, arising out of, in connection with or related to this Agreement are cumulative of, and not exclusive of, any rights or remedies otherwise available.

9.5         Relationship of the Parties.  For purposes of this Agreement, the Parties will be and remain independent contractors (and, in certain respects, active competitors), and this Agreement will not be construed as establishing a general agency, employment, partnership, joint venture, coalition, alliance or any other similar relationship between the Parties with regards to the relationship created by this Agreement.  In accordance with this Agreement, no

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Party will have the authority to make any statements, representations or commitments of any kind (whether express or implied) regarding the subject matter of this Agreement, or to take any action, which would be binding on any other Party or create any liability or obligation on behalf of any other Party regarding the subject matter of this Agreement, without the prior written authorization of such other Party to do so.  No Party will have the right to direct or control the employees of any other Party.  No Party will be liable for the debts, obligations or other liabilities of any other Party or of any of its agents, employees or contractors, including any costs for salaries, benefits or taxes.

9.6         Force Majeure.  Notwithstanding anything to the contrary in this Agreement, no Party will be liable for any loss, injury, delay, damage or other casualty suffered by any other Party due to any inability to perform any obligation hereunder, and no Party will be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term or provision of this Agreement (other than payment of monies due), when such failure or delay is caused by or results from causes beyond the control of the affected Party, including acts of God, fire, flood, storm, earthquake, explosion, epidemic, delays in transportation, shortages of trucks or vessels, shortages of fuel, shortages of raw materials, environmental catastrophe, embargo, war, acts of war (whether war be declared or not), acts of terrorism, insurrection, riot, civil commotion, labor dispute, or acts, omissions or delays in acting by any Governmental Authority (including legislative, administrative, judicial, police or any other official governmental acts).  In the case of any delay or failure that a Party anticipates will cause an excusable delay hereunder, such Party will inform the other Party by written notice of the anticipated effect of such delay within ten days of becoming aware of it, the written notice to include a reasonably detailed description of the steps that the notifying Party is taking to alleviate the problem, including any use of Contingency Equipment.

9.7         Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  The word “including” means including without limitation.  Any reference to the singular in this Agreement also includes the plural and vice versa.

9.8         Governing Law. The validity, construction and performance of this Agreement will be governed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to principles of conflicts of laws thereof.

9.9         Jurisdiction.  The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought only in the Chancery Court of the State of Delaware or, if such court does not have jurisdiction, any federal court located in the State of Delaware or other Delaware State Court.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.10       Waiver of Jury Trial.  Each Party hereby waives to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under, or in connection with, this Agreement, or any transaction contemplated hereby.  Each Party certifies (a) that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver, and (b) acknowledges that it and the other Party hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.10.

9.11       No Third Party Beneficiaries.  This Agreement is not intended to and may not be construed to give any Person (other than the Parties signatory hereto and to the extent provided herein, their respective Indemnified Parties), including any employee or former employee, any interest or rights (including any third-party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

9.12       Severability.  If any provision of this Agreement is held to be invalid or unlawful, such provisions will be deemed to be deleted from this Agreement, but this Agreement will remain in full force and effect as if the deleted provision had never been contained in it.  The Parties agree to negotiate in good faith as to the terms of a mutually acceptable and satisfactory provision in place of any deleted provision (which reflects, as closely as possible, the commercial intention of such deleted provision), and if such terms are agreed upon, this Agreement will be amended accordingly.

9.13       Notices.  Unless otherwise provided in this Agreement, day-to-day commercial communications, such as Purchase Orders, may be exchanged by any reasonable means.  All notices must be in writing, and will be deemed effective upon receipt, if personally delivered; on the third business day after deposited with the U.S. Postal Service, if mailed by certified mail, return receipt requested, postage prepaid; on the first business day after sent if sent prepaid by nationally recognized overnight courier service with next day delivery specified; or when sent if sent by facsimile transmission or electronic mail (if fax numbers or email addresses have been provided) with confirmation of receipt.

If to RJRT, to:	R. J. Reynolds Tobacco Company c/o Reynolds American Inc. 401 North Main Street Winston-Salem, North Carolina 27101 Attn: General Counsel
If to Imperial, to:	ITG Brands, LLC 5900 North Andrews Avenue, Suite 1100 Fort Lauderdale, Florida 33309 Attn: General Counsel

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.14       Assignment.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective legal successors and assigns.  This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligation hereunder be assigned, subcontracted, licensed or transferred by any Party without the prior written consent of the other Parties, which consent may not be unreasonably withheld, delayed or conditioned; provided that any Party may, without the prior consent of any other Party, assign this Agreement and its rights and obligations hereunder to an Affiliate of such Party; provided, further, that (a) the assignor Party remains secondarily liable for the obligations of its assignee Affiliate, and (b) if such assignee ceases to be an Affiliate of such Party, the assignee must immediately re-assign its remaining rights and obligations hereunder back to the assignor.  Any permitted assignee must expressly assume all the rights and obligations of its assignor under this Agreement.  Any assignment in violation of the foregoing is null and void.

9.15       Counterparts.  This Agreement may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic means will be as effective as delivery of a manually executed counterpart of this Agreement.

9.16       Exhibits.  The Exhibits to this Agreement, including any Appendices to those Exhibits, form part of and are incorporated into this Agreement, and the Parties will act in accordance with their terms at all times during the Term.  The following Exhibits are attached hereto:

Exhibit	Description
A	Products (RJRT Products and Lorillard Products)
B-1	Standard Costs and Relevant Principles and Methodologies – RJRT Products
B-2	Standard Costs and Relevant Principles and Methodologies – Lorillard Products & Cold Storage Fees
C-1	Control and Rejection Standards – RJRT Products
C-2	Control and Rejection Standards – Lorillard Products
D	Intentionally Omitted
E	Actions to Obtain Governmental Approvals
F	Plans and Timelines for Manufacturing Migrations
G-1	Initial Long-Term Forecast – RJRT Products
G-2	Initial Long-Term Forecast – Lorillard Products
H	Flow of Finished Products
I	*****
J	Tobacco Inventory Tracking and Infestation Reports

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives to be effective as of the Effective Date.

R. J. REYNOLDS TOBACCO COMPANY

By:  /s/ Martin L. Holton III

Name: Martin L. Holton III

Title:   EVP & General Counsel

ITG BRANDS, LLC

By:  /s/ Rob Wilkey

Name: Rob Wilkey

Title:   EVP & General Counsel

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

Products

RJRT Products

KOOL KINGS (6M)

KOOL BOX 100S (12M)

KOOL BLUE BOX 100S (6M)

KOOL BLUE BOX (12M)

KOOL BLUE BOX GS (6M)

KOOL BOX (12M)

KOOL BOX GS (6M)

KOOL BOX 100S SUPER LONG GS (6M)

KOOL BLUE BOX XL (6M)

KOOL BOX XL (6M)

SALEM BOX PR (12M)

SALEM BOX 100S (12M)

SALEM BOX (12M)

SALEM GOLD BOX 100S (12M)

SALEM GOLD BOX (12M)

SALEM GOLD BOX PR (12M)

SALEM GOLD BOX GS (6M)

SALEM BOX GS (6M)

SALEM SILVER BOX 100S (12M)

SALEM SILVER BOX (6M)

SALEM SLIM BOX 100S (12M)

WINSTON BOX PR (12M)

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WINSTON MENTHOL BOX PR (12M)

WINSTON BLUE BOX PR (6M)

WINSTON BOX GS (12M)

WINSTON BOX 100S PR (6M)

WINSTON GOLD BOX 100S GS (6M)

WINSTON GOLD BOX 100S (12M)

WINSTON GOLD BOX (12M)

WINSTON GOLD BOX GS (6M)

WINSTON MENTHOL BOX 100S GS (6M)

WINSTON MENTHOL BOX 100S PR (6M)

WINSTON MENTHOL BOX GS (12M)

WINSTON RED BOX 100S (6M)

WINSTON RED BOX 100S GS (6M)

WINSTON RED BOX (12M)

WINSTON RED BOX GS (6M)

WINSTON WHITE BOX 100S (6M)

WINSTON WHITE BOX (6M)

Lorillard Products

KENT 100S 6M

KENT GOLDEN 100S 6M

KENT GOLDEN KINGS 6M

KENT III 100S 6M

KENT III KINGS 6M

KENT KINGS 6M

NEWPORT 100 BOX $0.50 1 PK 6M

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NEWPORT 100 BOX 12M

NEWPORT 100 BOX 6M

NEWPORT 100 BOX GS 12M

NEWPORT 100 BOX PR 12M

NEWPORT 100 BOX TD 12M

NEWPORT 100 BOX UP 6M

NEWPORT 100S 12M

NEWPORT 100S 6M

NEWPORT BOX $0.50 1 PK 6M

NEWPORT BOX 12M

NEWPORT BOX 6M

NEWPORT BOX GS 12M

NEWPORT BOX PR 12M

NEWPORT BOX TD 12M

NEWPORT BOX UP 6M

NEWPORT KINGS 12M

NEWPORT KINGS 6M

NEWPORT MEN BLUE 100 BX 6M

NEWPORT MEN BLUE 100 BX TD 6M

NEWPORT MEN BLUE BOX 6M

NEWPORT MEN BLUE BOX TD 6M

NEWPORT MEN GOLD 100 BX 12M

NEWPORT MEN GOLD 100 BX 6M

NEWPORT MEN GOLD 100 BX TD 12M

NEWPORT MEN GOLD 100S 6M

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NEWPORT MEN GOLD BOX 12M

NEWPORT MEN GOLD BOX 6M

NEWPORT MEN GOLD BOX PR 12M

NEWPORT MEN GOLD BOX TD 12M

NEWPORT MEN GOLD KINGS 12M

NEWPORT MEN GOLD KINGS 6M

NEWPORT NM 100 BX $0.50 1PK 6M

NEWPORT NM BOX $0.50 1PK 6M

NEWPORT NM SM GOLD 100 BX 6M

NEWPORT NM SMOOTH GOLD BX 6M

NEWPORT NONMEN 100 BOX 6M

NEWPORT NONMEN BOX 6M

NEWPORT NONMEN GOLD 100 BX 6M

NEWPORT NONMEN GOLD BOX 6M

NEWPORT SMOOTH SEL 100 BX TD 6M

NEWPORT SMOOTH SELECT 100 BX 6M

NEWPORT SMOOTH SELECT BOX 6M

NEWPORT SMOOTH SELECT BX TD 6M

OLD GOLD 100 BOX 6M

OLD GOLD BLUE 100S 6M

OLD GOLD BOX 6M

OLD GOLD GOLD 100 BOX 6M

OLD GOLD GOLD BX 6M

OLD GOLD KINGS 6M

TRUE 100 BOX 6M

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TRUE 100S 6M

TRUE BOX 6M

TRUE KINGS 6M

TRUE MENTHOL 100S 6M

TRUE MENTHOL KINGS 6M

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-1

Standard Costs / Principles and Methodologies for Determining Costs
(RJRT Products)

Note: *****

Cost items	Scope of included cost	Allocation Methodology
*****:
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****:
*****	*****	*****
*****:
*****	*****	*****

*****:
*****	*****	*****

B-1-1

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B-1:  Standard Costs for RJRT Products

*****	*****

Products (SKU)	Standard Cost* ($/TH)
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

*****

*****

*****

B-1-2

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-2

Standard Costs / Principles and Methodologies for Determining Costs
(Lorillard Products) & Cold Storage Fees

Exhibit B-2: Principles and Methodologies – Lorillard

Note: *****

Cost items	Scope of included cost	Allocation Methodology
*****:
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****:
*****	*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****:
*****	*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****
*****	*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

*****
*****	*****	*****
*****	*****
*****
*****

B-2-1

Exhibit B-2:  Standard Costs (Lorillard Products)

*****	*****

Products (SKU)	Standard Cost* ($/M)
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

*****

*****
*****

Other Relevant costs	Cost ($)	Units
*****	*****	*****
*****	*****

B-2-2

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C-1

Control and Rejection Standards for RJRT Products

(2 pages redacted)

*****

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C-2

Control and Rejection Standards for Lorillard Products

(2 pages redacted)

*****

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

Intentionally Omitted

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

Actions to Obtain Governmental Approvals

Regulatory Obligations For Acquired Brands During RMA Period

Ongoing Regulatory Reporting Requirements[1]	Legal Citation	Timing	Legal Responsible Party	Cooperation During RMA Period
Federal
HHS Cigarette Ingredient Reports	15 U.S.C. § 1335a	Annual (March 31)	Manufacturer/Packager/Importer

Both companies continue to report per legal requirements. Manufacturer and Customer to share copies of reports and confirmation of compliance documentation for the acquired brands throughout the duration of the RMA period, regardless of specific brand style transition schedule.

FDA “Harmful and Potentially Harmful Constituents” Submissions	FDCA[2] § 904(d) (21 U.S.C. § 387e(d))	TBD	Manufacturer/Importer	Potential reporting requirement with unknown timing. If required during RMA period, Parties will work together to meet reporting obligations.
FDA Facility Registration and Product Listings	FDCA § 905(b) (21 U.S.C. § 387e(b)) and 905(i)(1) (21 U.S.C. §387e(i)(1))	Product Listing - Biannual (June 30 and December 31)); Facilities Registration - Annual (December 31)	Manufacturer/Importer

Each Manufacturer and Customer would file based on current registration requirements.  RJRT intends to register as product owner. Product listings and packaging images as Customer would be identical to Manufacturer’s listing. Other content for registration (e.g., representative advertising and marketing materials) are to be determined.

[1]

Substantial equivalence (Section 905(j)) submissions to the Food and Drug Administration are expressly excluded from this list.  Support and cooperation regarding the Government Approval for substantial equivalence reports filed with the FDA as to RJRT Products shall be addressed by and covered in the Intellectual Property License Agreement.

[2]	Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 301 et seq.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit E Actions to Obtain Governmental Approvals

Regulatory Obligations For Acquired Brands During RMA Period

Ongoing Regulatory Reporting Requirements[1]	Legal Citation	Timing	Legal Responsible Party	Cooperation During RMA Period
FDA Ingredient Reports	FDCA § 904(a)(1) (21 U.S.C. § 387d(a)(1)) and FDCA § 904(c))	90 days in advance of new brand style introduction or modifications to existing brand style	Manufacturer/Importer	Parties evaluate need for reporting on case by case basis and agree to work together as needed to meet reporting obligations.
FTC Order to File Special Reports	15 U.S.C. § 46(b)	Annually (upon receipt of order)	Party to which order is directed	No specific data is generated specifically for this report. Parties agree to work together as needed to meet reporting obligations.
State
Massachusetts Nicotine Yield Reports	105 CMR 660.000 et seq.: M.G.L. c 94, § 307B	Annual (December 1)	Manufacturer

Manufacturer to provide production samples to Customer to allow completion of data in a timely manner. Customer will generate required reporting data and submit report.

In the event Manufacturer has generated data prior to close for 2015 reporting requirements, data to be provided to Customer.

Minnesota Substance Reports	Minn. Stat. § 461.17	Annual (February 15)	Manufacturer	Complete for current year. Parties agree to work together as needed to meet reporting obligations.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit E Actions to Obtain Governmental Approvals

Regulatory Obligations For Acquired Brands During RMA Period

Ongoing Regulatory Reporting Requirements[1]	Legal Citation	Timing	Legal Responsible Party	Cooperation During RMA Period
Texas Nicotine Yield/Ingredient Reports	25 T.A.C. § 101.1 et seq.	Annual (December 1)	Manufacturer

Manufacturer to provide production samples to Customer to allow completion of data in a timely manner. Customer will generate required reporting data and submit report.

In the event Manufacturer has generated data and/or ingredient reports prior to close for 2015 reporting requirements, data to be provided to Customer.

Fire Standards Compliant (FSC) Certifications (all states but RI)	Varies by state	Every 3 years or upon new brand style introduction; annual date varies by state	Manufacturer

Manufacturer to continue FSC testing per current respective protocols and provide supporting data to Customer until production of each brandstyle is fully migrated to Customer’s manufacturing facility. Customer to submit certifications as required to states according to current state certification schedule.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit E Actions to Obtain Governmental Approvals

Regulatory Obligations For Acquired Brands During RMA Period

FSC Re-certifications: Due Dates by State for Winston, Salem and Kool Brands

2015 FSC Re-certifications		2016 FSC Re-certifications		2017 FSC Re-certifications

State	Date	State	Date	State	Date
DE	1/1/2015	AL	1/1/2016	IL	1/1/2017
IA	1/1/2015	AR	1/1/2016	MA	1/1/2017
OK	1/1/2015	CA	1/1/2016	ME	1/1/2017
PA	1/1/2015	FL	1/1/2016	SD	1/1/2017
TX	1/1/2015	GA	1/1/2016	KY	4/1/2017
ID	4/1/2015	MI	1/1/2016	MT	5/1/2017
VT	5/1/2015	NM	1/1/2016	NJ	6/1/2017
CO	7/1/2015	NC	1/1/2016	CT	7/1/2017
IN	7/1/2015	SC	1/1/2016	UT	7/1/2017
LA	7/1/2015	TN	1/1/2016	DC	7/1/2017
KS	7/1/2015	VA	1/1/2016	WY	7/1/2017
WA	8/1/2015	WV	1/1/2016	MD	7/1/2017
AZ	8/1/2015	OH	5/1/2016	AK	8/1/2017
HI	9/30/2015	NV	6/3/2016	MN	12/1/2017
WI	10/1/2015	MS	7/1/2016	PR	6/16/2017
		NY	7/1/2016
Completed		OR	7/1/2016
		ND	8/1/2016
		NH	8/31/2016
		MO	12/1/2016
		NB	12/1/2016

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit E Actions to Obtain Governmental Approvals

Regulatory Obligations For Acquired Brands During RMA Period

FSC Re-certifications: Due Dates by State for Newport, Old Gold, Kent and True Brands

2015 FSC Re-certifications		2016 FSC Re-certifications		2017 FSC Re-certifications

State	Date	State	Date	State	Date
AZ	6/1/2015	AR	1/1/2016	MA (Full Special)	1/1/2017
IN	6/25/2015	MA (Special)	3/26/2016	MO	1/1/2017
CO	7/1/2015	OH	4/1/2016	SD	1/1/2017
WA	7/16/2015	OR	4/17/2016	DC (Washington)	2/1/2017
LA	7/24/2015	NH	4/30/2016	KY	3/31/2017
KS	7/31/2015	NY	5/1/2016	IL	4/30/2017
WI	8/1/2015	NV	6/1/2016	AK	5/1/2017
HI	9/30/2015	MS	7/1/2016	MT	5/1/2017
TN	11/30/2015	ND	7/1/2016	NJ	5/30/2017
FL	12/1/2015	MA (Special)	7/12/2016	MD	6/30/2017
GA	12/1/2015	MA (Special)	8/23/2016	CT	7/1/2017
NM	12/1/2015	MA (Special)	8/26/2016	UT	7/1/2017
NC	12/1/2015	ME	9/16/2016	WY	7/1/2017
WV	12/1/2015	MA (Special)	10/13/2016	OK	9/1/2017
SC	12/30/2015	NE	11/1/2016	TX	9/10/2017
VA	12/30/2015			MN	11/30/2017
AL	12/31/2015			IO	12/1/2017
MI	12/31/2015			PA	12/23/2017
		2018 FSC Re-certifications		DE	12/31/2017
Completed

		State	Date
		CA	3/1/2018
		ID	3/1/2018
		VT	3/1/2018
		RI	DELAYED
		PR	PENDING

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

Plans and Timelines for Manufacturing Migrations

(168 pages redacted)

*****

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G-1

Initial Rolling Forecast of RJRT

(in 1000 sticks)
ITG/LO Material	RJRT Material	Description	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

G-1-1

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G-2

Initial Rolling Forecast of Imperial

(In 1,000 sticks)

RJRT Material	Lorillard Material	Description	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

G-2-1

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(In 1,000 sticks)

RJRT Material	Lorillard Material	Description	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

G-2-2

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT H

Flow of Finished Products

Reciprocal Manufacturing Agreement Exhibit H

Flow of Finished Products

Winston, Salem & Kool brands

RJRT Manufacturing Plant

H-1

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT I

*****

(7 pages redacted)

*****

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT J

Tobacco Inventory Tracking and Infestation Reports

Principles

•	Leaf inventory will be decremented based on the following formula:

_*****

_*****

•	Inventory is decremented at the time finished goods are made available at FOB (sold) as described in the RMA
•	Inventory will be tracked by grade and mutual inventory updated will be provided on monthly basis in agreed upon format
•	In the event Products are determined to be Non-Conforming Products

_*****

•	Leaf inventory consumption per calculation above includes standard waste, net of any Tobacco reclaimed as follows:

_*****

_*****

_*****

•	Waste or by products generated are as follows and considered to be part of consumption calculation:

_*****

_*****

_*****

_*****

_*****

•	Leaf inventory true-up due to Non-Conforming Products will occur at the end of each calendar year, if needed. *****
•	Final leaf inventory true-up will be done at the end of the RMA period, if needed

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit J : ***** Storage Inventory Report (Template)

                                Starting

Report Period             12-Jun-15

Associated monthly Customer Statement date

                                     30-Jun-15

Decrement
Leaf owned by Imperial	Beginning inventory	Increment [1]	RMA consumption	Direct shipment to Customer	Misc, Adjustments	Ending inventory	Comments

Grades	Inv Lbs	Inv Lbs	Inv Lbs	Inv Lbs	Inv Lbs	Inv Lbs
*****

Totals

1 Increment may include sales of leaf and/or adjustments (credits) for non conforming finished goods

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit J: ***** Storage  Inventory Report (Template)

                               Starting

Report Period                   12-Jun-15

Associated monthly Customer Statement date

                                           30-Jun-15

Decrement
Leaf owned by RJRT	Beginning inventory	Increment [1]	RMA consumption	Direct shipment to Customer	Misc, Adjustments	Ending inventory	Comments

Grades	Inv Lbs	Inv Lbs	Inv Lbs	Inv Lbs	Inv Lbs	Inv Lbs
*****

Totals

1 Increment may include sales of leaf and/or adjustments (credits) for non conforming finished goods

.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit J: ***** Storage  Inventory Report (Template)

		Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13	Week 14	Week 15	Week 16	Week 17
Building No.	Trap No.	6/15/2015	6/22/2015	6/29/2015	7/6/2015	7/13/2015	7/20/2015	7/27/2015	8/3/2015	8/10/2015	8/17/2015	8/24/2015	8/31/2015	9/7/2015	9/14/2015	9/21/2015	9/28/2015	10/5/2015
111	1
	2
	3
	4
112	5
	6
	7
	8
113	9
	10
	11
	12
114	13
	14
	15
	16
121	17
	18
	19
	20
122	21
	22
	23
	24
123	25
	26
	27
	28
124	29
	30
	31
	32
131	33
	34
	35
	36
132	37
	38
	39
	40
133	41
	42
	43
	44
134	45
	46
	47
	48
141	49
	50
	51
	52
142	53
	54
	55
	56
143	57
	58
	59
	60
144	61
	62
	63
	64
211	65
	66
	67
	68

.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

		Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13	Week 14	Week 15	Week 16	Week 17
Building No.	Trap No.	6/15/2015	6/22/2015	6/29/2015	7/6/2015	7/13/2015	7/20/2015	7/27/2015	8/3/2015	8/10/2015	8/17/2015	8/24/2015	8/31/2015	9/7/2015	9/14/2015	9/21/2015	9/28/2015	10/5/2015
212	69
	70
	71
	72
213	73
	74
	75
	76
214	77
	78
	79
	80
221	81
	82
	83
	84
222	85
	86
	87
	88
223	89
	90
	91
	92
224	93
	94
	95
	96
231	97
	98
	99
	100
232	101
	102
	103
	104
233	105
	106
	107
	108
234	109
	110
	111
	112
241	113
	114
	115
	116
242	117
	118
	119
	120
243	121
	122
	123
	124
244	125
	126
	127
	128
311	129
	130
	131
	132
312	133
	134
	135
	136
313	137
	138
	139
	140
314	141
	142
	143
	144
321	145
	146
	147
	148

.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

		Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13	Week 14	Week 15	Week 16	Week 17
Building No.	Trap No.	6/15/2015	6/22/2015	6/29/2015	7/6/2015	7/13/2015	7/20/2015	7/27/2015	8/3/2015	8/10/2015	8/17/2015	8/24/2015	8/31/2015	9/7/2015	9/14/2015	9/21/2015	9/28/2015	10/5/2015
322	149
	150
	151
	152
323	153
	154
	155
	156
324	157
	158
	159
	160
331	161
	162
	163
	164
332	165
	166
	167
	168
333	169
	170
	171
	172
334	173
	174
	175
	176
341	177
	178
	179
	180
342	181
	182
	183
	184
343	185
	186
	187
	188
344	189
	190
	191
	192

.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

		Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13	Week 14	Week 15	Week 16	Week 17
Building No.	Trap No.	6/15/2015	6/22/2015	6/29/2015	7/6/2015	7/13/2015	7/20/2015	7/27/2015	8/3/2015	8/10/2015	8/17/2015	8/24/2015	8/31/2015	9/7/2015	9/14/2015	9/21/2015	9/28/2015	10/5/2015
411	193
	194
	195
	196
412	197
	198
	199
	200
413	201
	202
	203
	204
414	205
	206
	207
	208
421	209
	210
	211
	212
422	213
	214
	215
	216
423	217
	218
	219
	220
424	221
	222
	223
	224
431	225
	226
	227
	228
432	229
	230
	231
	232
433	233
	234
	235
	236
434	237
	238
	239
	240
441	241
	242
	243
	244
442	245
	246
	247
	248
443	249
	250
	251
	252
444	253
	254
	255
	256
400	257
	258
	259
	260
	261
	262
	263
	264

Total
Trap average

.

CONFIDENTIAL TREATMENT REQUESTED BY REYNOLDS AMERICAN INC. – CONFIDENTIAL PORTIONS OF THIS DOCUMENT, MARKED BY *****, HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit J: ***** Storage  Inventory Report (Template)

		Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13	Week 14	Week 15	Week 16	Week 17
Building No.	Trap No.	6/15/2015	6/22/2015	6/29/2015	7/6/2015	7/13/2015	7/20/2015	7/27/2015	8/3/2015	8/10/2015	8/17/2015	8/24/2015	8/31/2015	9/7/2015	9/14/2015	9/21/2015	9/28/2015	10/5/2015
A3	E
W
A4	E
W
A5	E
W
A6	E
W
A7	E
W
A8	E
W
B3	E
W
B4	E
W
B5	E
W
B6	E
W
B7	E
W
B8	E
W
C3	E
W
C4	E
W
C5	E
W
C6	E
W
C7	E
W
C8	E
W
D4	E
W
D5	E
W
D6	E
W
D7	E
W
D8	E
W
D9	E
W
E7	E
W
E8	E
W
E9	E
W
F8	E
W
F9	E
W
Receiving Room	1
2
3
4
5
6